SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                      [X]
Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ] Preliminary proxy statement.               [ ] Confidential, for use of the
                                                   Commission only (as permitted
                                                   by Rule 14a-6(e)(2))
[X] Definitive proxy statement.
[ ] Definitive additional materials.
[X] Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement No.:

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(4)  Date Filed:

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

August 2001

Dear Shareholder:

The enclosed proxy statement provides detailed information about important proposals for several CDC Nvest Funds: Short-Term Corporate Income, Bond Income, Government Securities, Limited Term U.S. Government, Municipal Income and Mass Tax Free Income. We've summarized the pertinent facts here. Reading this letter completely may make your review of the proxy statement easier. The proposed changes are part of our ongoing commitment to pursue consistent and competitive long-term performance through high-quality management.

     Q. What are the proposals about?

     First, the Board of Trustees has approved Loomis Sayles & Company as the interim subadviser of these CDC Nvest income funds, which were previously managed by Back Bay Advisors. Second, the Board voted to modernize certain of the funds' investment policies to provide maximum flexibility in managing the assets.

     Q. What strengths does Loomis, Sayles & Co. bring to the management of the funds?

     Powerful resources and research capabilities. Loomis Sayles boasts one of the industry's most-respected research teams and spends more than $25 million in research each year. Their operation includes an impressive 24 fixed-income portfolio managers and 24 research analysts.

     An impressive track record. Founded in 1926, Loomis Sayles has $67 billion in assets under management, including $55.5 billion in bond assets (as of December 31, 2000). They've met the investment needs of institutional, high net worth and mutual fund clients for close to 75 years.

     Continuity of commitment. A selected number of investment managers will move from Back Bay Advisors to Loomis Sayles. They are committed to offering the same level of experience and expertise that you are accustomed to.

     Q. What is the Loomis Sayles approach to managing the funds?

     The Loomis Sayles management style is similar to Back Bay Advisors. Overall, the fund managers seek to provide higher yields with lower volatility by employing superior research to identify securities that have the potential to obtain a higher rating over time.

     Q. How will the proposed change affect each fund?

     While the funds' objectives will remain the same, CDC IXIS Asset Management Advisers, L.P., the funds' adviser, believes these management changes will contribute to the funds' long-term performance and benefit shareholders. The changes are part of our commitment to providing quality management from the talent of numerous firms.

     Remember: your vote counts!

     Your vote is extremely important, even if you own only a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the funds. You may receive a reminder call to return your proxy from a proxy solicitation firm.

     You can vote on the Internet or by a toll-free call

     Now you can vote via the Internet or phone, if you want to vote electronically instead of mailing in your proxy card. Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote, you also have the choice of using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 and speak with an investor service and marketing representative.

Sincerely,

John T. Hailer
President

                             CDC Nvest FundsTrust I
                            CDC Nvest Funds Trust II
                        (the "Trusts" and each a "Trust")
                               399 Boylston Street
                                Boston, MA 02116

                      CDC Nvest Government Securities Fund
                   CDC Nvest Limited Term U.S. Government Fund
                   CDC Nvest Short Term Corporate Income Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Municipal Income Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         (the "Funds" and each a "Fund")

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               September 28, 2001

     A special meeting (the "Meeting") of the shareholders of each Fund will be held at 2:00 p.m. on September 28, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P., at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116 for the following purposes:

1. To be voted on by the shareholders of CDC Nvest Government Securities Fund and CDC Nvest Limited Term U.S. Government Fund: To approve a new advisory agreement between CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and the Trusts on behalf of the Funds for each such Fund.

2. To be voted on separately by the shareholders of each Fund: To approve a new subadvisory agreement among CDC IXIS Advisers, Loomis, Sayles & Company, L.P. and the Trusts on behalf of the Funds for each such Fund.

3. To be voted on separately by the shareholders of each Fund: To amend, reclassify or eliminate certain fundamental investment policies and restrictions of each such Fund.

4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on July 31, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session.

                                         By order of the Boards of Trustees,

                                         JOHN E. PELLETIER, Secretary

August 1, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                             CDC Nvest FundsTrust I
                            CDC Nvest Funds Trust II
                        (the "Trusts" and each a "Trust")
                               399 Boylston Street
                                Boston, MA 02116

                      CDC Nvest Government Securities Fund
                   CDC Nvest Limited Term U.S. Government Fund
                   CDC Nvest Short Term Corporate Income Fund
                           CDC Nvest Bond Income Fund
                         CDC Nvest Municipal Income Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         (the "Funds" and each a "Fund")

                                 PROXY STATEMENT


     The trustees (the "Trustees") of the Trusts are soliciting proxies from the shareholders of each Fund in connection with a special meeting (the "Meeting") of shareholders of each Fund. The Meeting has been called to be held at 2:00 p.m. on September 28, 2001 at the offices of CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), at 399 Boylston Street, 10th floor, Boston, Massachusetts 02116. The Meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of July 31, 2001 (the "Record Date") beginning on or about August 1, 2001. Each Fund has previously sent its annual report dated December 31, 2000 to its shareholders. A copy of each Fund's annual report may be obtained without charge by writing to CDC IXIS Distributors at its address set forth above or by calling (800) 225-5478. In addition, each Fund's annual report is available on its website at www.cdcnvestfunds.com. (Click on "Fund Information" and the "Financial Reports.")

     The only items of business that the Trustees expect will come before the Meeting are (1) approval of new advisory agreements (the "New Advisory Agreements") for CDC Nvest Government Securities Fund ("Government Securities Fund") between CDC Nvest Funds Trust I, on behalf of Government Securities Fund, and CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and for CDC Nvest Limited Term U.S. Government Fund ("Limited Term U.S. Government Fund") between CDC Nvest Funds Trust II, on behalf of Limited Term U.S. Government Fund, and CDC IXIS Advisers; (2) approval of a new subadvisory agreement (the "New Subadvisory Agreements") for each Fund among CDC IXIS Advisers, Loomis, Sayles & Company, L.P. ("Loomis Sayles") and the relevant Trust on behalf of the relevant Fund; and (3) approval of the amendment, reclassification or elimination of certain fundamental investment policies of each Fund.

Summary of Proposals and Funds Affected*

                                                     1. Proposal to   2. Proposal to    3. Proposal to amend,
                                                     approve a new     approve a new   reclassify or eliminate
                                                        advisory        subadvisory      certain fundamental
               Name of Fund                            agreement         agreement             policies
----------------------------------------------------------------------------------------------------------------
Government Securities Fund                                 X                 X              X(3c-3e, 3g-3k, 3r)
                                                    ------------------------------------------------------------
Limited Term U.S. Government Fund                          X                 X                 X(3b-3h, 3j, 3p)
                                                    ------------------------------------------------------------
CDC Nvest Short Term Corporate Income Fund ("Short                           X          X(3a-3h, 3j, 3l, 3n-3r)
Term Corporate Income Fund")
                                                    ------------------------------------------------------------
CDC Nvest Bond Income Fund ("Bond Income Fund")                              X                  X(3a-3j, 3m-3r)
                                                    ------------------------------------------------------------
CDC Nvest Municipal Income Fund ("Municipal Income                           X             X(3a-3h, 3j, 3m, 3r)
Fund")
                                                    ------------------------------------------------------------
CDC Nvest Massachusetts Tax Free Income Fund                                 X          X(3a-3i, 3l-3m, 3o, 3q)
("Massachusetts Tax Free Income Fund")
                                                    ------------------------------------------------------------

*An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal.

I.   PROSPOSALS 1 AND 2

NEW ADVISORY AND SUBADVISORY AGREEMENTS

     As explained below, the proposed New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund are substantially identical to the advisory agreements currently in effect for Government Securities Fund and Limited Term U.S. Government Fund. The proposed New Subadvisory Agreement for each of Government Securities Fund, Limited Term U.S. Government Fund, Short Term Corporate Income Fund, Bond Income Fund, Municipal Income Fund and Massachusetts Tax Free Income Fund is substantially identical to the subadvisory agreement currently in effect for that Fund. Generally, the only proposed changes are a new date, a new, lower advisory and/or subadvisory fee rate, the addition of a provision addressing the use of a customer's or consumer's non-public personal information, and, with respect to the New Subadvisory Agreements only, all references to Back Bay Advisors, L.P. ("Back Bay") are replaced by references to Loomis Sayles.

     The reason that the Trustees are submitting these proposals for approval by shareholders relates to the announcement by Back Bay in April 2001 of its decision to cease operations by the end of June 2001. Accordingly, upon the recommendation of CDC IXIS Advisers, the Trustees approved 1) an interim subadvisory agreement with Loomis Sayles and 2) New Subadvisory Agreements with Loomis Sayles contingent upon shareholder approval.

Description of Advisory Agreements

     CDC IXIS Advisers currently acts as the Funds' investment adviser pursuant to separate advisory agreements each dated October 30, 2000 (the "Current Advisory Agreements"). The Trustees approved the Current Advisory Agreements at a meeting held on August 25, 2000, and each Fund's shareholders approved the Funds' Current Advisory Agreements at a meeting held on October 13, 2000. The purpose of the submission of the Advisory Agreements for shareholder approval at such time was in connection with the acquisition of CDC IXIS Advisers' then parent company, Nvest Companies, L.P. (now known as CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America")). This acquisition was consummated on October 30, 2000. The prior advisory agreements were terminated when CDC IXIS Advisers' then parent company, Nvest Companies, L.P., was acquired by the current parent company, CDC IXIS Asset Management S.A. ("CDC AM").

     The next several paragraphs briefly summarize some important provisions contained in both the Current Advisory Agreements for the Funds and also in the New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund.

     Each Current Advisory Agreement essentially provides that CDC IXIS Advisers, under the Trustees' supervision, will (1) decide what securities to buy and sell for each Fund, (2) select brokers and dealers to carry out portfolio transactions for Fund and (3) provide officers, office space and certain administrative services to each Fund.

     Each Current Advisory Agreement provides that it will continue in effect for an initial period of two years and, after that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trusts or CDC IXIS Advisers. (Trustees who are not "interested persons" of the Trusts, CDC IXIS Advisers or a subadviser are referred to below as the "Independent Trustees".)

     Each Current Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund, on sixty days' written notice to CDC IXIS Advisers, or by CDC IXIS Advisers upon ninety days' written notice to the Trust, and terminates automatically in the event of its "assignment" as defined in the 1940 Act.

     Each Current Advisory Agreement provides that CDC IXIS Advisers will not be liable to the Fund or its shareholders, except for liability arising from CDC IXIS Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Under each Current Advisory Agreement, the annual advisory fee rates payable by each Fund to CDC IXIS Advisers and the aggregate fee paid to CDC IXIS Advisers for each Fund's most recent fiscal year is as follows:

                                                                                         Aggregate fee paid to CDC IXIS
                                                 Advisory Fee Rate Payable                Advisers for the fiscal year
             Name of Fund               (as a percentage of average daily net assets)        ended December 31, 2000
--------------------------------------------------------------------------------------------------------------------------
Government Securities Fund              0.65% of the first $200 million                        $564,715
                                        0.625% of the next $300 million
                                        0.60% of the amounts in excess of $500 million

Limited Term U.S. Government Fund       0.65% of the first $200 million                        $984,627
                                        0.625% of the next $300 million
                                        0.60% of the amounts in excess of $500 million

     If the advisory fees payable under the New Advisory Agreements had been in effect for the fiscal year ended December 31, 2000, the aggregate fee paid to CDC IXIS Advisers for such fiscal year would have been $477, 836 and $863,442 to Government Securities Fund and Limited Term U.S. Government Fund, respectively. The difference between the actual and proposed amount of advisory fees as a percentage of the actual advisory fees paid is 15.38% and 12.31% for Government Securities Fund and Limited Term U.S. Government Fund, respectively.

     The annual advisory fee rates for Short Term Corporate Income Fund, Bond Income Fund, Municipal Income Fund and Massachusetts Tax Free Fund are listed in Appendix A1.

Proposal 1 - Approval of New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund

     Upon the recommendation of CDC IXIS Advisers, the Trustees voted on May 11, 2001 to approve the New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund, by which CDC IXIS Advisers would, following the approval of the New Advisory Agreement by the shareholders of Government Securities Fund and Limited Term U.S. Government Fund (assuming such approval is obtained), continue to act as adviser to the Government Securities Fund and Limited Term U.S. Government Fund.

     The terms of the New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund are identical to the terms of the Current Advisory Agreements except that (1) the date will be changed; (2) the annualized advisory fee rate payable to CDC IXIS Advisers will be lower; and (3) a provision which addresses the disclosure of a customer's non-public personal information, in accordance with Regulation S-P, will be added. Appendix A2 to this proxy statement contains the form of New Advisory Agreement for Government Securities Fund and Limited Term U.S. Government Fund.

     The New Advisory Agreements are subject to approval by the Government Securities Fund's and Limited Term U.S. Government Fund's shareholders, which approval ordinarily must be obtained before such an agreement takes effect. It is expected that approval of the New Advisory Agreements by Government Securities Fund's and Limited Term U.S. Government Fund's shareholders will be obtained on September 28, 2001. If such approval is obtained, the New Advisory Agreements will take effect on October 1, 2001, at which time the Current Advisory Agreements would terminate and CDC IXIS Advisers would begin serving as adviser to Government Securities Fund and Limited Term U.S. Government Fund under the New Advisory Agreements. If shareholder approval is not obtained, then CDC IXIS Advisers will continue to serve as the Funds' adviser under the Current Advisory Agreement.

     The advisory fee rates payable under the New Advisory Agreements are as follows:

                                                    Annualized Advisory Fee Rate Payable
                                               (as a percentage of average daily net assets)
                                             --------------------------------------------------
Government Securities Fund                   0.550% of the first $200 million
                                             0.525% of the next $300 million
                                             0.500% over $500 million
                                             --------------------------------------------------

Limited Term U.S. Government Fund            0.570% of the first $200 million
                                             0.545% of the next $300 million
                                             0.520% over $500 million

Effects of Proposal 1

     There are fees and expenses that you pay if you buy and hold shares of the Government Securities Fund and Limited Term U.S. Government Fund. The following tables illustrate the fees and expenses of the Government Securities Fund and Limited Term U.S. Government Fund under the Current Advisory Agreements compared to the fees and expenses of the Government Securities Fund and Limited Term U.S. Government Fund under the proposed New Advisory Agreements.

Government Securities Fund
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(expenses that are deducted from fund assets, as a percentage of average net assets)

                                                Current Fees *                          Proposed Fees**
                                      Class A      Class B        Class Y      Class A      Class B         Class Y
Management fees                        0.65%        0.65%          0.65%        0.55%        0.55%           0.55%
Distribution and/or service (12b-1)    0.25%        1.00%          0.00%        0.25%        1.00%           0.00%
fees
Other expenses                         0.51%        0.51%          0.36%        0.51%        0.51%           0.46%
Total annual fund operating expenses   1.41%        2.16%          1.01%        1.31%        2.06%           1.01%

* These amounts are the operating expenses for the fiscal year ended December 31, 2000.

** These amounts are estimated based on the operating expenses for the fiscal year ended December 31, 2000 of the Government Securities Fund factoring in the proposed new advisory fee.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Government Securities Fund under the current advisory fee rates with the cost of investing in the Government Securities Fund under the proposed advisory fee rates.

The example assumes that:

o You invest $10,000 in the Government Securities Fund for the time periods indicated.

o    Your investment has a 5% return each year.

o The Government Securities Fund's operating expenses remain the same as those listed above.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                                    Current Expenses                            Proposed Expenses
                          Class A        Class B        Class Y       Class A        Class B       Class Y
                                           (1)                                         (1)
1 year                      587            219            103           577            209           103
3 years                     876            676            322           847            646           322
5 years                    1,186          1,159           558          1,136          2,197         1,236
10 years                   2,065          2,303          1,236         1,958          2,197         1,236

(1) Assumes no contingent deferred sales charge ("CDSC") applies to the redemption.

Limited Term U.S. Government Fund
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
--------------------------------------------------------------------------------
(expenses that are deducted from fund assets, as a percentage of average net assets)

                                            Current Fees*                                Proposed Fees**
                               Class A    Class B    Class C    Class Y      Class A    Class B    Class C    Class Y
Management fees                 0.65%      0.65%      0.65%      0.65%        0.57%      0.57%      0.57%      0.57%
Distribution and/or service     0.35%      1.00%      1.00%      0.00%        0.35%      1.00%      1.00%      0.00%
(12b-1) fees
Other Expenses                  0.40%      0.40%      0.40%      0.30%        0.40%      0.40%      0.40%      0.30%
Total annual fund operating     1.40%      2.05%      2.05%      0.95%        1.32%      1.97%      1.97%      0.87%
expenses

* These amounts are the operating expenses for the fiscal year ended December 31, 2000.

** These amounts are estimated based on the operating expenses for the fiscal year ended December 31, 2000 of the Limited Term U.S. Government Fund factoring in the proposed new advisory fee.

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Limited Term U.S. Government Fund under the current advisory fee rates with the cost of investing in the Limited Term U.S. Government Fund under the proposed advisory fee rates.

The example assumes that:

o You invest $10,000 in the Limited Term U.S. Government Fund for the time periods indicated.

o    Your investment has a 5% return each year.

o The Limited Term U.S. Government Fund's operating expenses remain the same as those listed above.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                               Current Expenses                                    Proposed Expenses
                 Class A      Class B      Class C     Class Y       Class A      Class B      Class C    Class Y
                                (1)          (1)                                    (1)          (1)
1 year             438          208          306         97            430          200          298         89
3 years            730          643          736         303           706          618          712        278
5 years           1,043        1,103        1,192        525          1,002        1,062        1,152       482
10 years          1,929        2,213        2,455       1,166         1,843        2,128        2,373      1,073

(1)  Assumes CDSC does not apply to the redemption.

CDC IXIS Advisers as Adviser of Government Securities Fund and Limited Term U.S. Government Fund

     Government Securities Fund and Limited Term U.S. Government Fund have similar investment objectives and policies. CDC IXIS Advisers does not act as adviser to any other Fund with similar investment objectives and policies.

     THE TRUSTEES OF THE TRUSTS RECOMMEND THAT THE SHAREHOLDERS OF CDC NVEST GOVERNMENT SECURITIES FUND AND CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND VOTE TO APPROVE THE NEW ADVISORY AGREEMENT FOR THE RELEVANT FUND.

Proposal 2 - Approval of New Subadvisory Agreements for the Funds

Previous Subadvisory Agreements

     Under the terms of the Current Advisory Agreements, CDC IXIS Advisers may delegate, and under the New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund, CDC IXIS Advisors plans to delegate, its responsibility to provide portfolio management services to the Funds. Until June 1, 2001, CDC IXIS Advisers delegated its responsibility for managing the Funds to Back Bay, pursuant to the separate subadvisory agreements, each dated October 30, 2000 (the "Previous Subadvisory Agreements"). The Previous Subadvisory Agreements were approved by the Trustees at a meeting held on August 25, 2000 and were last submitted to each Fund's shareholders for approval on October 13, 2000. The purpose of the submission of the Previous Subadvisory Agreements for shareholder approval at such time was in connection with the acquisition of CDC IXIS Advisers' then parent company (Nvest Companies, L.P.) by CDC IXIS North America. This acquisition was consummated on October 30, 2000. The subadvisory agreements in place prior to the Previous Subadvisory Agreements were terminated when CDC IXIS Advisers' then parent company, Nvest Companies, L.P., was acquired by the current parent company, CDC AM. Under the terms of the Previous Subadvisory Agreements, Back Bay was authorized to effect portfolio transactions for the Funds, using its own discretion and without prior consultation with CDC IXIS Advisers. Back Bay was also required to report periodically to CDC IXIS Advisers and the Trustees.

     The Previous Subadvisory Agreements provided for subadvisory fees payable by each Fund to Back Bay at the annual rates set forth below.

                                                                                             Subadvisory fee paid
                                                                                             to Back Bay for the
                                          Annualized Subadvisory Fee Rate Payable             fiscal year ended
Name of Fund                           (as a percentage of average daily net assets)          December 31, 2000
-----------------------------------------------------------------------------------------------------------------
Government Securities Fund             0.325% of the first $200 million                         $282,538
                                       0.3125% of the next $300 million
                                       0.300% of amounts in excess of $500 million

Limited Term U.S. Government Fund      0.325% of the first $200 million                         $492,313
                                       0.3125% of the next $300 million
                                       0.300% of amounts in excess of $500 million

Short Term Corporate Income Fund       0.275% of the first $200 million                         $42,061
                                       0.255% of the next $300 million
                                       0.235% of amounts in excess of $500 million

Bond Income Fund                       0.250% of the first $100 million                         $620,093
                                       0.1875% of amounts in excess of $100 million

Municipal Income Fund                  0.250% of the first $100 million                         $360,152
                                       0.1875% of amounts in excess of $100 million

Massachusetts Tax Free Income Fund     0.30% of the first $100 million                          $170, 345
                                       0.25% of amounts in excess of $100 million

Interim and New Subadvisory Agreements

         In light of Back Bay's intention to cease operations by the end of June 2001, and upon the recommendation of CDC IXIS Advisers, the Trustees approved a change to the subadviser of the Funds. Upon the recommendation of CDC IXIS Advisers, the Trustees voted on May 11, 2001 to terminate the Previous Subadvisory Agreements as of the close of business on May 31, 2001 and to approve both (i) a separate interim subadvisory agreement among each Trust on behalf of the relevant Fund, CDC IXIS Advisers and Loomis Sayles (the "Interim Subadvisory Agreements"), each effective on June 1, 2001 (June 18, 2001 for Short Term Corporate Income Fund and Bond Income Fund) and to continue for a period of 150 days or until shareholders of each Fund approve a New Subadvisory Agreement, whichever occurs first, by which CDC IXIS Advisers appointed Loomis Sayles to act as subadviser to the Funds beginning June 1, 2001 (June 18, 2001 for Short Term Corporate Income Fund and Bond Income
Fund), and (ii) each New Subadvisory Agreement, by which Loomis Sayles would, following approval of each New Subadvisory Agreement by that Fund's shareholders (assuming such approval is obtained), continue to act as subadviser to the Funds. The terms of each New Subadvisory Agreement are substantially similar to those of the Interim Subadvisory Agreements, which in turn are substantially similar to those of the Previous Subadvisory Agreements, except that (a) all references to Back Bay in the Previous Subadvisory Agreements have been changed to Loomis Sayles in the Interim and New Subadvisory Agreements, (b) a provision which addresses the disclosure of a customer's or consumer's non-public, personal information in accordance with Regulation S-P, has been added to the Interim and New Subadvisory Agreements and (c) for Government Securities Fund and Limited Term U.S. Government Fund, the annualized subadvisory fee rates payable have been reduced under the New Subadvisory Agreement from the annualized subadvisory fee rates in the Previous and Interim Subadvisory Agreements. The aggregate subadvisory fee rates payable to Loomis Sayles under the relevant Interim Subadvisory Agreement are identical to the annualized subadvisory fee rate paid to Back Bay under the respective Previous Subadvisory Agreements as set forth above under "Description of Subadvisory Agreements."

     For Government Securities Fund and Limited Term U.S. Government Fund the annualized subadvisory fee rates payable by each Fund to Loomis Sayles under each New Subadvisory Agreement are lower than the annualized subadvisory fee rates paid to Back Bay or Loomis Sayles under the Previous Subadvisory Agreements and Interim Subadvisory Agreements, respectively. Under this proposal 2, the advisory fee rates payable to a Fund are not being reduced. Therefore, under this proposal 2, the advisory fee rates payable to a Fund are not being reduced. Therefore under this proposal 2, although the annualized subadvisory fee rate decreases under the New Subadvisory Agreements, this will not decrease the advisory fee rate payable by each Fund. It is important to note that under proposal 1, the advisory fee rates payable to Government Securities Fund and Limited Term U.S. Government Fund under the New Advisory Agreements will decrease. The subadvisory rates are:

                                         Annualized Subadvisory Fee Rate Payable
Name of Fund                                 (as a percentage of net assets)
--------------------------------------------------------------------------------
Government Securities Fund                 0.2750% of the first $200 million
                                           0.2625% of the next $300 million
                                           0.2500% over $500 million

Limited Term U.S. Government Fund          0.2850% of the first $200 million
                                           0.2725% of the next $300 million
                                           0.2600% over $500 million

     The New Subadvisory Agreements are subject to approval by shareholders of the relevant Fund, which approval ordinarily must be obtained before such an agreement takes effect. However, the Interim Subadvisory Agreements went into effect on June 1, 2001 (June 18, 2001 for Short Term Corporate Income Fund and Bond Income Fund), pursuant to Rule 15a-4 under the 1940 Act which, under certain conditions, allows such agreements to take effect, and to continue for up to 150 days without receiving prior shareholder approval so long as the fees payable under such agreement do not exceed the fees payable under the predecessor agreement. It is expected that such approval will be obtained on or soon after September 28, 2001. Assuming shareholder approval is obtained on September 28, 2001, the Interim Subadvisory Agreements would terminate and Loomis Sayles would begin serving as subadviser to the Funds under the New Subadvisory Agreements on October 1, 2001.

Description of Subadvisory Agreements

     For a complete understanding of the proposed New Subadvisory Agreement, please refer to the form of New Subadvisory Agreement provided as Appendix A3. The next several paragraphs briefly summarize some important provisions contained in the Previous, Interim and New Subadvisory Agreements ("Subadvisory Agreements").

     Each Subadvisory Agreement essentially provides that the subadviser, under the Trustees' and CDC IXIS Advisers' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

     Each Subadvisory Agreement, except for the Interim Subadvisory Agreement which continues in effect for up to 150 days, provides that it will continue in effect for an initial period of two years. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

     Each Subadvisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the subadviser, (ii) by CDC IXIS Advisers, on ninety days' written notice to the subadviser, or (iii) by the subadviser, upon ninety days' written notice to CDC IXIS Advisers and the Trust, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act or upon termination of the relevant Advisory Agreement.

     Each Subadvisory Agreement provides that the subadviser will not be liable to CDC IXIS Advisers, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duty. In addition, each Subadvisory Agreement provides that CDC IXIS Advisers shall indemnify the subadviser for liability arising from any claim or demand by any past or present shareholder of the relevant Fund that is not based upon the obligations of the subadviser.

Loomis Sayles as Subadviser of the Funds

     Loomis Sayles is a registered investment adviser whose origins date back to 1926 and is, as of April 30, 2001, investment manager, adviser or subadviser with respect to assets aggregating in excess of $67 billion. Loomis Sayles' investment approach for the Funds is to add value through corporate credit research, sector analysis, and yield curve evaluation across all sectors of the bond market without the use of interest rate timing. The realization that higher yielding assets provide greater total return over time will guide the Funds' bias toward stable and improving credit ratings, with favorable call protection.

     Kent Newmark and Clifton Rowe have co-managed the Government Securities Fund since June 2001. Mr. Newmark is Vice President, Portfolio Manager and Director of Loomis Sayles. He began his investment career in 1963 and has been at Loomis Sayles since 1976. Mr. Newmark is also a Chartered Investment Counselor. He received a B.S. and an M.B.A. from the University of California. Mr. Newmark has over 38 years of investment experience. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manger, he served Loomis Sayles as a Trader from 1992 until 2001. He is also a Chartered Financial Analyst. Mr. Rowe has a B.B.A. from James Madison University and over 9 years of investment experience.

     Michael Harris and Clifton Rowe have co-managed the Limited Term U.S. Government Fund since June 2001. Mr. Harris is Vice President, Core Bond Group Associate Managing Partner and Director of Loomis Sayles. He began his investment career in 1979 and has been at Loomis Sayles since 1991. Mr. Harris received a B.B.A. from Michigan State University and an M.B.A. from Saginaw Valley State College. He is also a Chartered Financial Analyst and Chartered Investment Counselor. Mr. Harris has over 22 years of investment experience.

     Craig Smith, Richard Raczkowski and John Hyll co-manage the Short Term Corporate Income Fund. Mr. Smith and Mr. Hyll have served as co-managers of the Fund since June 2001. Mr. Raczkowski has served as a co-manager of the Fund since May 1999, including service until May 2001 with Back Bay Advisors. Mr. Smith is Portfolio Manager and Vice President of Loomis Sayles. He began his investment career in 1994 and has been at Loomis Sayles since 1997. Prior to that he was an Investment Consultant with Donaldson, Lufkin & Jenrette from 1994 until 1997. Mr. Smith has a B.S. and an M.B.A. from Cornell University. He is also a Chartered Financial Analyst and has over 7 years of investment experience. Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. Mr. Raczkowski was also a senior consultant at Hagler Bailly Consulting from mid 1996 until December 1997. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 16 years of investment experience. Mr. Hyll is Portfolio Manager and Vice President of Loomis Sayles. He began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received his B.A. and M.B.A. from Baldwin-Wallace College and has over 18 years of investment experience.

     Peter Palfrey, Curt Mitchell and Richard Raczkowski co-manage the Bond Income Fund. Mr. Palfrey and Mr. Raczkowski have served as co-managers of the Fund since May 1999, including service until May 2001 with Back Bay Advisors. Mr. Mitchell has served as co-manager of the Fund since June 2001. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey is also a Chartered Financial Analyst. He received his B.A. from Colgate University and has over 18 years of investment experience. Mr.

Mitchell is Vice President, Portfolio Manager and Manager of Fixed Income Trading of Loomis Sayles. He has also served as co-portfolio manager of CDC Nvest High Income Fund since May 2000. He began his investment career in 1986 and has been at Loomis Sayles since 1995. Mr. Mitchell is also a Chartered Financial Analyst and Chartered Investment Counselor. He has an M.B.A. from the University of Illinois, a B.S. from Illinois Wesleyan University and over 15 years of investment experience.

     Kent Newmark has served as Portfolio Manager for Municipal Income Fund and Massachusetts Tax Free Income Fund since June 2001.

     Loomis Sayles also currently acts as subadviser to the following mutual funds, which have similar investment objectives and policies as the Funds, for compensation at the annual fee rates of the corresponding average net assets levels of the fund set forth in the table below. The table also includes the net assets of the funds as of June 30, 2001.

-------------------------------------------------------------------------------------------------------------------------
     CDC Nvest Fund          Corresponding Loomis Sayles      Annual Advisory/Subadvisory Fee Rate*         Net Assets
                                      Fund Rate              (as a percentage of average net assets)       (in millions)
-------------------------------------------------------------------------------------------------------------------------
Government Securities Fund   Loomis Sayles Government        Advisory Fee:
                             Securities Fund                 0.30% on all assets                          13.7
-------------------------------------------------------------------------------------------------------------------------
Limited Term U.S.            Loomis Sayles U.S.              Advisory Fee:
Government Fund              Government Fund                 0.30% on all assets                          13.7
-------------------------------------------------------------------------------------------------------------------------
Short Term Corporate         Loomis Sayles Short-Term        Advisory Fee:
Income Fund+                 Bond Fund                       0.25% on all assets                          18.3
-------------------------------------------------------------------------------------------------------------------------
Bond Income Fund             Loomis Sayles Core Fixed        Advisory Fee:
                             Income Fund                     0.30% on all assets                          16.5
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Core Plus         Advisory Fee:
                             Fixed Income Fund               0.35% on all assets                          38.9
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Fixed Income      Advisory Fee:
                             Fund                            0.50% on all assets                          436.0
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Bond Fund         Advisory Fee:
                                                             0.60% on all assets                          1,568.9
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Intermediate      Advisory Fee:
                             Duration Fixed Income Fund      0.30% on all assets                          22.7
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Intermediate      Advisory Fee:
                             Maturity Bond Fund              0.30% on all assets                          12.8
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Investment        Advisory Fee:
                             Grade Bond Fund                 0.40% on all assets                          79.7
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Investment        Advisory Fee:
                             Grade Fixed Income Fund         0.40% on all assets                          148.2
-------------------------------------------------------------------------------------------------------------------------
                             Loomis Sayles Managed Bond      Advisory Fee:
                             Fund                            0.60% on all assets                          10.5
-------------------------------------------------------------------------------------------------------------------------
                             Managers Bond Fund              Subadvisory Fee:                             55.4
                                                             0.25% on all assets
-------------------------------------------------------------------------------------------------------------------------
                             Maxim Loomis Sayles             Subadvisory Fee:                             192.3
                             Corporate Bond Portfolio        0.30% on all assets
-------------------------------------------------------------------------------------------------------------------------
                             CDC Nvest Strategic Income      Subadvisory Fee:                             254.4
                             Fund                            0.350% of the first $200 million
                                                             0.30% of amounts in excess of $200 million
-------------------------------------------------------------------------------------------------------------------------
Municipal Income Fund        Loomis Sayles California        Advisory Fee:
                             Tax-Free Fixed Income Fund      0.50% on all assets                          17.0
-------------------------------------------------------------------------------------------------------------------------
Massachusetts Tax Free       Loomis Sayles California        Advisory Fee:
Income Fund                  Tax-Free Fixed Income Fund      0.50% on all assets                          17.0
-------------------------------------------------------------------------------------------------------------------------

* Loomis Sayles has agreed, until February 1, 2002 to reduce its advisory fees and or bear expenses of each fund to the extent necessary to limit total operating expenses to specified annual rates of the Funds' average net assets.

+ CDC IXIS Advisers has given a binding undertaking to limit the amount of the Fund's total annual fund operating expenses through May 1, 2002 and will reevaluate it on an annual basis.

THE TRUSTEES OF THE TRUSTS RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW SUBADVISORY AGREEMENT FOR THE RELEVANT FUND.

Information About the Ownership of the Adviser and the Subadvisers

The Adviser

     CDC IXIS Asset Management Advisers, L.P. CDC IXIS Advisers, formed in 1995, is a limited partnership. Its sole general partner, CDC IXIS Asset Management Distribution Corporation ("CDC IXIS Distribution Corporation"), is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC IXIS Holdings"), which in turn is a wholly owned subsidiary of CDC IXIS North America. CDC IXIS Distribution Corporation is also the sole general partner of CDC IXIS Distributors, which is the principal underwriter for the Funds. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Advisers and CDC IXIS Distributors. CDC IXIS North America is part of the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified institution which, in turn, is wholly owned by the French government. CDC IXIS North America is wholly owned by CDC IXIS Asset Management S.A., a French entity that is part of CDC. The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS North America, collectively, have more than $131 billion of assets under management as of March 31, 2001.

     The principal executive officer of CDC IXIS Advisers and CDC IXIS Distributors is John T. Hailer, who is the President and a Trustee of the Trusts and whose principal occupation is his position with CDC IXIS Distributors. The address of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS Distribution Corporation, CDC IXIS Holdings, CDC IXIS North America and Mr. Hailer is 399 Boylston Street, Boston, Massachusetts 02116.

The Subadviser

     Loomis, Sayles & Company, L.P. Loomis Sayles is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Loomis Sayles General Partner"). Robert J. Blanding is the principal executive officer of Loomis Sayles. Mr. Blanding's principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and the Loomis Sayles General Partner is One Financial Center, Boston, Massachusetts 02111. The address of Mr. Blanding is 555 California Street, San Francisco, California 94104. The Loomis Sayles General Partner is a wholly owned subsidiary of CDC IXIS Holdings. Information about CDC IXIS Holdings and the ownership of CDC IXIS Holdings is disclosed above under "CDC IXIS

Asset Management Advisers, L.P." As of June 30, 2001, Loomis Sayles had assets under management of approximately $67.7 billion.

Consideration of the New Advisory Agreement and New Subadvisory Agreements by the Trustees

     The Board of Trustees of the Trusts determined at a meeting held on May 11, 2001 to recommend that the shareholders of Government Securities Fund and Limited Term U.S. Government Fund vote to approve the New Advisory Agreement, and that each Fund's shareholders vote to approve their Fund's New Subadvisory Agreements (together, the "New Agreements"). In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory and/or subadvisory agreement as in effect from year to year and whether to approve a new adviser or subadviser. The Trustees considered information about, among other things:

     o The Adviser and the Subadviser and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process.

     o The terms of the New Agreements, particularly that the fees payable by Government Securities Fund and Limited Term U.S. Government Fund would be lower under the New Agreements.

     o    The advisory fee rates payable by other similar funds.

     o    Loomis Sayles' proposed approach to managing the Funds.

     o The scope and quality of the services that the Adviser and the Subadviser have been providing to the Funds or similar funds.

     o The investment performance of the Funds, of other funds managed by the Subadviser and Adviser, and of similar funds managed by other advisers.

     In addition, in considering the New Agreements, the Trustees also took into account Loomis Sayles' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to Loomis Sayles. A summary of the brokerage practices of Loomis Sayles is presented in Appendix B.

II. PROPOSAL 3: APPROVAL OF CHANGES TO CERTAIN CURRENT FUNDAMENTAL
                POLICIES OF THE FUND

BACKGROUND

     Each Fund operates in accordance with its investment objectives and policies described in its most recent prospectus and statement of additional information. Each Fund generally classifies its policies as either "fundamental" or "non-fundamental." A change to a fundamental policy requires the approval of a Fund's shareholders, while non-fundamental policies may be changed by a Fund's Trustees. In the past, fundamental policies were adopted by each Trust on behalf of the relevant Fund in order to reflect regulatory, business or industry conditions that were in effect at the time the policies were adopted.

     Since that time, there have been changes in the laws and regulations that govern mutual funds generally. In particular, in 1996, significant federal legislation preempted state regulation of mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Because of the opportunity afforded by this Meeting, there has been a comprehensive review of each Fund's fundamental policies. Based on the recommendations of CDC IXIS Advisers, the Trustees have approved policy revisions that are designed to simplify and modernize those policies that are required to be fundamental, and reclassify as non-fundamental or eliminate those policies that are not required to be fundamental.

     Approval of these changes by shareholders would allow a Fund to be managed with greater flexibility to respond to a changing investment environment, subject to the supervision of the Trustees, and consistent with federal securities laws. The Trustees also believe that the proposed changes will enhance the management of a Fund's investment portfolios, such that the Fund's investment opportunities, accordingly, may increase.

     In some cases the Trustees recommend that fundamental policies be amended or eliminated completely. In other cases, the Trustees recommend amending or reclassifying policies as non-fundamental. Once converted to non-fundamental, each Fund's policies may be changed by the Trustees without shareholder approval. If the Trustees decide in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in a Fund's prospectus or statement of additional information, if required.

     Each proposed change to each Fund's fundamental policies recommended by the Trustees is discussed in detail below. In order to help you understand the proposed changes, please refer to Appendix C at the end of this Proxy Statement which lists each Fund's current fundamental policies along with the corresponding proposed fundamental policies, each Fund's current fundamental polices proposed to be reclassified and each Fund's current fundamental policies proposed to be eliminated.

PROPOSED AMENDMENTS TO EACH FUND'S CURRENT FUNDAMENTAL POLICIES

     The primary purpose of proposals 3a - 3i is to amend and standardize each Fund's current fundamental policies to conform to policies which are standard for similar types of funds managed by CDC IXIS Advisers. The Trustees have concurred with CDC IXIS Advisers' analysis of the fundamental and non-fundamental policies of the Funds and propose to shareholders the adoption of standardized fundamental policies.

     It is not anticipated that any of the changes will substantially affect the way each Fund is currently managed. However, CDC IXIS Advisers is presenting these changes to you for your approval because CDC IXIS Advisers believes that increased standardization will help promote operational efficiencies and facilitate the monitoring of compliance with the fundamental policies. Although adoption of a revised policy is not likely to have any impact on the current investment techniques employed for each Fund, it will contribute to the overall objective of standardization and may afford increased investment opportunities for each Fund.

PROPOSAL 3a: DIVERSIFICATION

Proposal to amend each Fund's fundamental policy relating to diversification, with the exception of Government Securities Fund and Limited Term U.S. Government Fund

     Each Fund's (except Government Securities Fund and Limited Term U.S. Government Fund) proposed fundamental policy regarding diversification is as follows:

     The Fund will not, with respect to 75% of its total assets, purchase any security if, as a result, more than 5% of its total assets (based on current value) would then be invested in the securities of a single issuer or acquire more than 10% of the outstanding voting securities of any issuer; provided however, this limitation does not apply to government securities as defined in the 1940 Act.

     Each Fund that is affected by this proposal is not permitted to change its diversified status unless their shareholders approve such change. This proposal does not seek to change such Fund's status as a diversified mutual fund. Rather, approval of this proposal would amend such Fund's diversification policy to the standard policy regarding diversification across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the affected Funds. The Board of Trustees is not submitting this proposal to the shareholders of Government Securities Fund and Limited Term U.S. Government Fund because such Funds are non-diversified funds, as defined in the 1940 Act, and do not have such a policy.

PROPOSAL 3b: INDUSTRY CONCENTRATION

Proposal to amend each Fund's fundamental policy relating to industry concentration, with the exception of Government Securities Fund

Each Fund's (except Government Securities Fund) proposed fundamental policy relating to industry concentration is as follows:

     The Fund will not purchase any securities (other than U.S. government securities) if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in any one industry. For purposes of this restriction, telephone, gas and electric public utilities are each regarded as separate industries and finance companies whose financing activities are related primarily to the activities of their parent companies are classified in the industry of their parents. For purposes of this restriction with regard to bank obligations, bank obligations are considered to be one industry, and asset-backed securities are not considered to be bank obligations.

     Approval of this proposal would amend each Fund's industry concentration policy to the standard policy relating to industry concentration across similar funds managed by CDC IXIS Advisers. Adoption of this change is not expected to materially affect the operation of the Funds. The Board of Trustees is not soliciting approval of this proposal from the shareholders of Government Securities Fund because such Fund does not have a policy relating to industry concentration.

PROPOSAL 3c: SHORT SALES AND MARGIN PURCHASES

Proposal to amend each Fund's fundamental policy relating to short sales and margin purchases

     It is proposed that shareholders approve replacing each Fund's current fundamental policy relating to short sales and margin purchases with the following proposed fundamental policy:

     The Fund will not make short sales of securities, maintain a short position or purchase securities on margin, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute "senior securities" under the 1940 Act.

     The proposed fundamental policy clarifies that each Fund may make short sales, maintain short positions or purchase securities on margin to the full extent permitted under the 1940 Act. The 1940 Act generally prohibits a fund from engaging in such activities; however, under the current positions of the Securities and Exchange Commission ("SEC") staff, mutual funds are permitted to engage in certain types of transactions to a limited extent so long as certain conditions are satisfied. Under the proposed fundamental policy, each Fund would engage in such activities in accordance with applicable regulatory requirements and SEC staff positions under the 1940 Act. In addition, the proposed fundamental policy serves as the standard policy relating to these activities among other funds managed by CDC IXIS Advisers.

     Adoption of the proposed fundamental policy relating to short sales and margin purchases is not expected to materially affect the operations of the Funds. However, adoption of a standardized fundamental policy will facilitate investment compliance efforts on behalf of each Fund and will allow each Fund to respond to legal, regulatory and market developments which may make the use of short sales and margin purchases advantageous to a Fund and its shareholders.

PROPOSAL 3d: BORROWING

Proposal to amend each Fund's fundamental policy regarding borrowing

Each Fund's proposed fundamental investment policy regarding borrowing is as follows:

     The Fund will not borrow money except for temporary or emergency purposes; provided however, that the Fund may loan securities, engage in reverse repurchase agreements and dollar rolls, in an amount not exceeding
     33 1/3% of its total assets taken at cost.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding borrowing. The 1940 Act presently limits a fund's ability to borrow more than one-third of the value of its total assets. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for mutual funds.

     Approval of this proposal 3d would replace each Fund's current fundamental policy regarding borrowing with a more flexible, standard fundamental borrowing policy. The proposed fundamental policy will also make clear that each Fund is permitted to loan its portfolio securities.

     Adoption of the proposed fundamental policy is not currently expected to materially affect the operations of each Fund. However, each Fund's current fundamental policy restricts borrowing to a lower percentage of total assets than the 33 1/3% permitted under the 1940 Act. The proposed fundamental policy therefore would allow each Fund to purchase a security while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding. While each Fund has no current intention to purchase securities while borrowings representing more than 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value) are outstanding, the flexibility to do so may be beneficial to a Fund at a future date.

PROPOSAL 3e: LENDING

Proposal to amend each Fund's fundamental policy regarding loans

Each Fund's proposed fundamental investment policy regarding loans is as follows:

     The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies; provided however, that this restriction does not apply to repurchase agreements or loans of portfolio securities.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that funds may lend, the 1940 Act prohibits funds from making loans to persons who control or are under common control with the funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

     Approval of this proposal 3e would allow each Fund to lend to the extent permitted by current law by replacing each Fund's current fundamental policies regarding lending with a more flexible, standard fundamental policy.

     The proposal is not expected to materially affect the operation of each Fund. However, the proposed fundamental policy clarifies each Fund's ability to invest in repurchase agreements and lend its portfolio securities. These practices may involve additional risk to a Fund. However, CDC IXIS Advisers believes that added benefits outweigh the limited risk of such activities.

PROPOSALS 3f & 3g: CERTAIN TYPES OF INVESTMENTS

Proposals to amend each Fund's fundamental policy prohibiting purchases and sales of certain types of securities

Each Fund's proposed fundamental investment policies prohibiting purchases and sales of certain types of securities split the current fundamental policy into two separate fundamental polices. The two proposed fundamental policies are as follows:

     Proposal 3f:

     The Fund will not purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, securities that are secured by interests in real estate, and securities that represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

     Proposal 3g:

     The Fund will not purchase or sell commodities, except that the Fund may purchase and sell future contracts and options, may enter into [foreign exchange contracts and] swap agreements and other financial transactions not requiring the delivery of physical commodities.

     (bracketed language is not applicable to Government Securities Fund or Municipal Income Fund)

     The 1940 Act requires all funds to adopt fundamental policies regarding investments in real estate and commodities. It is the opinion of CDC IXIS Advisers that this does not preclude investment in securities of issuers that deal or invest in real estate.

     The two proposed fundamental policies clarify the types of securities in which each Fund is authorized to invest and standardizes the fundamental policies concerning real estate and commodities. The proposed fundamental policies would make it explicit that each Fund may acquire a security or other instrument whose payments of interest and principal may be secured by a mortgage or other right to foreclose on real estate in the event of default. Any investments in these securities are, of course, subject to each Fund's investment objectives and policies, including diversification and concentration. Currently, Government Securities Fund does not have a policy relating to real estate.

     While the proposed changes will have no current impact on each Fund, adoption of the proposed standardized fundamental policies will advance the goals of standardization discussed above.

PROPOSAL 3h: SENIOR SECURITIES

Proposal to amend each Fund's fundamental policy relating to issuing senior securities

Each Fund's proposed fundamental investment policy relation to issuing senior securities is as follows:

     The Fund will not issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

     The 1940 Act currently prohibits mutual funds from issuing senior securities. Additionally, the 1940 Act requires all funds to adopt a fundamental policy regarding the issuance of senior securities.

     Approval of this proposal 3h would permit each Fund to replace its current fundamental policy regarding the issuance of senior securities with a more flexible, standard fundamental policy. The Board of Trustees believes that this more flexible fundamental policy is in the best interests of each Fund and its shareholders because it would allow each Fund, subject to Board approval, to adapt to future developments in investment practices and changes in laws and regulations and regulatory positions without the delay and cost of a shareholder meeting.

     Since each Fund adopted its current fundamental policies, the SEC staff's interpretation of what constitutes the issuance of a senior security has evolved with changes in market conditions. The proposed changes would enable the Board of Trustees to evaluate the use of new portfolio management techniques and give each Fund the flexibility to respond to future changes.

     Adoption of the proposed fundamental policy concerning senior securities is not expected to materially affect the operation of each Fund. However, adoption of a flexible, standardized fundamental policy will facilitate investment compliance efforts on behalf of each Fund and will allow each Fund to respond to legal, regulatory and market developments which may make the use of permissible senior securities advantageous to each Fund and its shareholders.

PROPOSAL 3i: UNDERWRITING SECURITIES

Proposal to amend the fundamental policy prohibiting acting as an underwriter for Massachusetts Tax Free Income Fund, Bond Income Fund and Government Securities Fund

The proposed fundamental investment policy of Massachusetts Tax Free Income Fund, Bond Income Fund and Government Securities Fund regarding underwriting securities is as follows:

     The Fund will not act as underwriter, except to the extent that in connection with the disposition of portfolio securities, it may be deemed an underwriter under certain federal securities laws.

     The 1940 Act requires all mutual funds to adopt fundamental policies regarding underwriting securities. Although the 1940 Act does allow mutual funds to dispose of portfolio securities, it prohibits funds from acting as an underwriter of portfolio securities in any other capacity.

     Approval of this proposal 3i would allow the Funds that are affected by this proposal to act as an underwriter to the extent permitted by current law by replacing each Fund's current fundamental policies regarding underwriting of securities with a more flexible, standard fundamental policy. Adoption of this change is not expected to materially affect the operation of the Funds. The Board of Trustees is not soliciting approval of the shareholders of Limited Term U.S. Government Fund, Municipal Income Fund and Short Term Corporate Income Fund because these Funds already have this standard fundamental policy.

RECLASSIFICATION OR ELIMINATION OF EACH FUND'S CURRENT FUNDAMENTAL POLICIES

     Like all mutual funds, when each Fund was established, the Trustees adopted certain investment policies that would govern the efforts of each Fund's investment adviser in seeking the Fund's investment objective. Some of these policies were designated as "fundamental" and, as such, may not be changed unless the change has first been approved by the Trustees and then by the shareholders of each Fund. Many of each Fund's investment policies were required to be classified as fundamental under the securities laws of various states. Since October 1996, such state securities laws and regulations regarding fundamental investment policies have been preempted by federal law and no longer apply.

     Each Fund's fundamental policies were established to reflect certain regulatory, business or industry conditions as they existed at the time that Fund was established. Many such conditions no longer exist. The 1940 Act requires only that the policies discussed in Proposals 3a through 3i above be classified as fundamental.

     Non-fundamental policies may be changed or eliminated by each Fund's Trustees at any time without approval of the Fund's shareholders. The current fundamental policies proposed to be reclassified as non-fundamental are proposals 3j through 3l. The current fundamental policies proposed to be eliminated are proposals 3m through 3r.

     None of the proposed changes will alter each Fund's investment objective. Indeed, the Trustees believe that the reclassification of certain fundamental policies to non-fundamental policies or the elimination of certain fundamental policies will enhance the ability of each Fund to achieve its investment objective because the Fund will have greater investment management flexibility to respond to changed market, industry or regulatory conditions without the delay and expense of the solicitation of shareholder approval.

PROPOSAL 3j: OPTIONS AND WARRANTS

Proposal to reclassify each Fund's fundamental policy regarding purchasing and writing of options or warrants or combinations thereof

     The 1940 Act does not currently require a Fund to have a fundamental policy restricting purchasing or writing options or warrants. If approved, proposal 3j would reclassify each Fund's fundamental policy regarding purchasing and writing of options or warrants or combinations thereof as non-fundamental.

     It is believed that reclassifying this fundamental policy will expand each Fund's universe of available investments. In addition, by converting these policies to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of each Fund and its shareholders. The Board of Trustees is not soliciting approval of this proposal from the shareholders of Massachusetts Tax Free Income Fund because such Fund does not have a policy relating to options and warrants.

PROPOSAL 3k: NON-U.S. GOVERNMENT SECURITIES

Proposal to reclassify Government Securities Fund's fundamental policy regarding investing in U.S. government securities and options thereon, futures contracts and options thereon and repurchase agreements

     The 1940 Act does not currently require a Fund to have a fundamental policy restricting investments in any type of security. If approved, proposal 3k would reclassify Government Securities Fund's fundamental policy regarding investing in U.S. government securities and options thereon, futures contracts and options thereon and repurchase agreements as non-fundamental.

     While restricting Fund investments is not a fundamental policy requirement, if a Fund name contains a specific type of security, current regulatory requirements mandate that a Fund pursue its goal through investment in a certain percentage of such security types. Despite reclassifying this fundamental policy, Government Securities Fund will continue to pursue its investment goal of a high level of current income consistent with safety of principal through investments in U.S. government securities and will continue to fulfill the current regulatory requirements regarding Fund names. In addition, by converting this policy to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of Government Securities Fund and its shareholders.

PROPOSAL 3l: ILLIQUID SECURITIES

Proposal to reclassify Massachusetts Tax Free Income Fund's and Short Term Corporate Income Fund's fundamental policy regarding purchasing illiquid securities

     The 1940 Act does not currently require a Fund to have a fundamental policy regarding purchasing illiquid securities. If approved, proposal 3l would reclassify Massachusetts Tax Free Income Fund's and Short Term Corporate Income Fund's fundamental policy regarding purchasing illiquid securities as non-fundamental.

     Massachusetts Tax Free Income Fund is managed pursuant to specific requirements regarding tax exemption of assets and income. Reclassifying this fundamental policy will not effect the Fund's tax exemption requirements, but will maintain the Fund's limitations on purchasing illiquid securities. Similarly, retaining Short Term Corporate Income Fund's limitations on purchasing illiquid securities will not prevent the Fund from pursuing its investment strategies. In addition, by converting these policies to non-fundamental, the Trustees will be able to take appropriate and timely action to amend the non-fundamental policy without the expense and delay associated with a shareholder meeting, in the event that regulatory or other changes, making revisions to this policy desirable, occur in the future. The Trustees believe that this more flexible non-fundamental policy is in the best interests of each Fund and its shareholders.

PROPOSAL 3m: PLEDGING

Proposal to eliminate Bond Income Fund's, Municipal Income Fund's and Massachusetts Tax Free Income Fund's fundamental policy regarding pledging

     This policy was adopted by each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Therefore, a Fund is no longer required to maintain this fundamental policy and this proposal 3m seeks to eliminate it. The Trustees believe that elimination of this policy would benefit each Fund and its shareholders by increasing a subadviser's flexibility in managing the assets of each Fund.

PROPOSAL 3n: UNSEASONED BUSINESSES

Proposal to eliminate Short Term Corporate Income Fund's, Bond Income Fund's and Municipal Income Fund's fundamental policy concerning unseasoned businesses

     This policy was adopted by the each Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and the 1940 Act does not require this current fundamental policy. If this policy is eliminated and a Fund's subadviser determines it is advisable to so invest, shareholders would have a greater exposure to the risks associated with such investments. The Trustees do not believe that elimination of the current fundamental policy would materially increase the risks to each Fund's shareholders. Accordingly, the Trustees believe that elimination of the current fundamental policies regarding investment in "unseasoned businesses" is in the best interests of each Fund and its shareholders.

PROPOSAL 3o: TRUSTEES' & OFFICERS' OWNERSHIP OF SECURITIES

Proposal to eliminate Short Term Corporate Income Fund's, Bond Income Fund's, Municipal Income Fund's and Massachusetts Tax Free Income Fund's fundamental policy prohibiting purchases of securities if held by the Trust's or investment adviser's trustees/directors and officers

     This policy was adopted by Short Term Corporate Income Fund, Bond Income Fund, Municipal Income Fund and Massachusetts Tax Free Income Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The Trustees believe that eliminating this policy would be in the best interests of each Fund and its shareholders because it would increase a subadviser's flexibility in managing the assets of the Fund without any material increase in risks to shareholders. In addition, it is the opinion of CDC IXIS Advisers that there are adequate safeguards currently in place, such as the codes of ethics required to be adopted under Rule 17j-1 under the 1940 Act, that protect each Fund from any improper dealings of its Trustees or officers for which this policy was originally designed.

PROPOSAL 3p: CONTROL OR MANAGEMENT

Proposal to eliminate Short Term Corporate Income Fund's, Bond Income Fund's, Municipal Income Fund's and Limited Term U.S. Government Fund's fundamental policy relating to exercising control or management

     The 1940 Act does not require a Fund to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. This policy was adopted by Short Term Corporate Income Fund, Bond Income Fund, Municipal Income Fund and Limited Term U.S. Government Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares.

PROPOSAL 3q: JOINT TRADING

Proposal to eliminate Short Term Corporate Income Fund's, Bond Income Fund's and Municipal Income Fund's fundamental policy relating to joint trading accounts

     The 1940 Act does not currently require a Fund to have a fundamental policy relating to joint trading accounts. It is believed that eliminating this fundamental policy will increase Short Term Corporate Income Fund's, Bond Income Fund's and Municipal Income Fund's flexibility in executing securities transactions to the extent permitted by the 1940 Act.

PROPOSAL 3r: SECURITIES OF OTHER INVESTMENT COMPANIES

Proposal to eliminate Short Term Corporate Income Fund's, Bond Income Fund's, Government Securities Fund's and Municipal Income Fund's fundamental policy relating to investing in other investment companies

     This policy was adopted by Short Term Corporate Income Fund, Bond Income Fund, Government Securities Fund and Municipal Income Fund because of requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. Investment in shares of other investment companies is specifically addressed by section 12(d)(1) of the 1940 Act. The 1940 Act generally limits a Fund to (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and
(iii) investing 10% of its total assets in securities of other investment companies.

     The proposal to eliminate this fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent each Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of the investment companies in which the Fund invests. A subadviser will take these expenses into account prior to deciding that such an investment is suitable for each Fund.

     The Trustees believe that eliminating each Fund's current fundamental policy regarding investment in the securities of other investment companies is in the best interests of that Fund and its shareholders.

    THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUNDS VOTE
                          IN FAVOR OF PROPOSALS 3a-3r.

III. OTHER INFORMATION

     Principal Underwriter and Administrator. CDC IXIS Distribution Corporation is the sole general partner of CDC IXIS Distributors, the Funds' principal underwriter, and the sole shareholder of CDC IXIS Asset Management Services, Inc. ("CIS"), the Funds' transfer and shareholder servicing agent and the Funds' administrator. CDC IXIS North America owns the entire limited partnership interest in CDC IXIS Distributors. The address of CDC IXIS Distributors and CIS is 399 Boylston Street, Boston, Massachusetts 02116.

     Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on July 31, 2001 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix D to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 2, 2001 for each class of a Fund's shares. It also identifies holders, as of June 25, 2001, of more than 5% of any class of shares of a Fund, and contains information about the shareholdings in a Fund of the Trustees and the executive officers of such Fund as of June 25, 2001.

Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures (which may include electronic delivery), but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of CDC IXIS Advisers, a subadviser of CDC IXIS North America and its affiliated companies. In addition, D.F. King & Co., Inc. may be engaged to assist in the solicitation of proxies, at an estimated cost of approximately $75,000.

     Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by CDC IXIS North America.

     Voting and Tabulation of Proxies. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant proposal. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trusts,
(ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent of the shares of each Fund outstanding on the Record Date, present in person or represented by proxy, constitute quorum for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. With respect to Fund shares held in individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs) for which State Street Bank and Trust Company (the "IRA Custodian") serves as the custodian ("CDC Nvest IRAs"), the IRA Custodian will vote those shares for which it has received voting instructions from shareholders in accordance with such instructions. If no voting instructions are received by the IRA Custodian, the IRA Custodian will vote the shares (including abstentions) for a shareholder in the same proportion as other CDC Nvest IRA shareholders have voted. The Tellers will count shares represented by proxies representing Fund shares held in CDC Nvest IRAs as shares that are present and entitled to vote.

     Required Vote. The vote required to approve each proposal is the lesser of
(1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the Record Date. If the required vote is not obtained for any proposal, the Trustees will consider what other actions to take in the best interests of the relevant Fund.

     Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of each Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on a proposal.

     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Advisory Agreements for Government Securities Fund and Limited Term U.S. Government Fund, the approval of New Subadvisory Agreements for the Funds and the approval of the amendment, reclassification or elimination of certain fundamental policies of each Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trusts has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of each Fund must be received by such Fund in writing a reasonable amount of time before the Trusts solicit proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Payments to Affiliates

     In addition to advisory fees payable to CDC IXIS Advisers, the Funds compensate CDC IXIS Distributors and CIS, a wholly owned subsidiary of CDC IXIS Distribution Corporation, for providing various services to the Funds and their shareholders. For the fiscal year ended December 31, 2000, these payments by each Fund to CIS for transfer agency services amounted to:

--------------------------------------------------------------------------------
Name of Fund                                   Transfer Agency Fees
--------------------------------------------------------------------------------
Government Securities Fund                     $160,390
--------------------------------------------------------------------------------
Limited Term U.S. Government Fund              $227,092
--------------------------------------------------------------------------------
Short Term Corporate Income Fund               $87,511
--------------------------------------------------------------------------------
Bond Income Fund                               $457,948
--------------------------------------------------------------------------------
Municipal Income Fund                          $101,060
--------------------------------------------------------------------------------
Massachusetts Tax Free Income Fund             $202,124
--------------------------------------------------------------------------------

     For the fiscal year ended December 31, 2000, payments by each Fund to CDC IXIS Distributors for service and distribution (Rule 12b-1 fees) for Classes A, B and C shares amounted to:

                                              Rule 12b-1 Fees
--------------------------------------------------------------------------------
Name of Fund                       Class A         Class B        Class C
--------------------------------------------------------------------------------
Government Securities Fund         $187,097        $88,844        NA
--------------------------------------------------------------------------------
Limited Term U.S.                  $450,933        $121,510       $71,993
Government Fund
--------------------------------------------------------------------------------
Short Term Corporate               $161,100        $34,524        $4,495
Income Fund
--------------------------------------------------------------------------------
Bond Income Fund                   $453,608        $916,336       $135,121
--------------------------------------------------------------------------------
Municipal Income Fund              $360,102        $147,075       NA
--------------------------------------------------------------------------------
Massachusetts Tax Free             $319,292        $84,737        NA
Income Fund
--------------------------------------------------------------------------------

     In addition, CDC IXIS Distributors received the following amounts in sales charges (including any contingent deferred sales charges on Class A, B and C shares) from each Fund's shareholders for the fiscal year ended December 31, 2000:

--------------------------------------------------------------------------------
Name of Fund                                       Sales Charges
--------------------------------------------------------------------------------
Government Securities Fund                         $183,690
--------------------------------------------------------------------------------
Limited Term U.S. Government Fund                  $108,550
--------------------------------------------------------------------------------
Short Term Corporate Income Fund                   $27,000
--------------------------------------------------------------------------------
Bond Income Fund                                   $763,414
--------------------------------------------------------------------------------
Municipal Income Fund                              $161,431
--------------------------------------------------------------------------------
Massachusetts Tax Free Income Fund                 $67,455
--------------------------------------------------------------------------------

     In addition, CIS received the following amounts from each Fund for administrative services for the fiscal year ending December 31, 2000:

--------------------------------------------------------------------------------
Name of Fund                                       Administrative Services Fees
--------------------------------------------------------------------------------
Government Securities Fund                         $29,718
--------------------------------------------------------------------------------
Limited Term U.S. Government Fund                  $53,070
--------------------------------------------------------------------------------
Short Term Corporate Income Fund                   $21,965
--------------------------------------------------------------------------------
Bond Income Fund                                   $107,368
--------------------------------------------------------------------------------
Municipal Income Fund                              $55,603
--------------------------------------------------------------------------------
Massachusetts Tax Free Income Fund                 $34,415
--------------------------------------------------------------------------------

     These arrangements are not affected in any way by the new advisory or subadvisory agreements.

Certain Trustees and Officers of the Trust

     Peter S. Voss and John T. Hailer, Trustees of the Trusts, and the following persons who are officers of the Trusts, are also officers or employees of CDC IXIS Advisers or CDC IXIS Distribution Corporation: John E. Pelletier and Thomas
P. Cunningham (collectively, the "CDC IXIS Advisers Affiliates"). Some of the CDC IXIS Advisers Affiliates, including Messrs. Voss and Hailer, owned partnership units in Nvest Companies, L.P. or Nvest, L.P. (former parent companies of CDC IXIS Advisers) or had the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest Companies, L.P. on October 30, 2000 received consideration for the partnership units they owned or had the right to acquire under options. In some cases the amount of consideration received was substantial. In addition, certain CDC IXIS Advisers Affiliates, including Messrs. Voss and Hailer, have ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement generally restricts an employee from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers and provides for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain CDC IXIS Advisers Affiliates receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible CDC IXIS Advisers Affiliate must remain employed by CDC IXIS Advisers and must agree to refrain from competing with CDC IXIS Advisers and soliciting clients of CDC IXIS Advisers.

                                   APPENDIX A1

                               Advisory Fee Rates

                                                                                        Aggregate fee paid to CDC IXIS
                                              Advisory Fee Rate Payable                  Advisers for the fiscal year
       Name of Fund                   (as a percentage of average daily net assets)        ended December 31, 2000
----------------------------------------------------------------------------------------------------------------------
Short Term Corporate Income Fund      0.55% of the first $200 million                     $375,879
                                      0.51% of the next $300 million
                                      0.47% of the amounts in excess of $500 million

Bond Income Fund                      0.50% of the first $100 million                     $1,240,185
                                      0.375% of the amounts in excess of $100 million

Municipal Income Fund                 0.50% of the first $100 million                     $720,304
                                      0.375% of amounts in excess of $100 million

Massachusetts Tax Free Income Fund    0.60% of the first $100 million                     $597,512
                                      0.50% of amounts in excess of $100 million


                                      A1-1

                                   APPENDIX A2

                                ____________ FUND

                               Advisory Agreement


     AGREEMENT made the ___ day of __________, 20__, by and between ________ TRUST __, a Massachusetts business trust (the "Fund"), with respect to its ___________ Fund series (the "Series"), and CDC IXIS ASSET MANAGEMENT ADVISERS, L.P., a Delaware limited partnership (the "Manager").

                                   WITNESSETH:

     WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

     NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided; provided, however, that the Manager shall have no obligation to pay the fees of any Subadviser (as defined in Section 1(b) hereof), to the extent that the Fund has agreed, under any contract to which the Fund and the Subadviser are parties (a "Subadvisory Agreement") to pay such fees. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Subadviser"), pursuant in each case to a written agreement with such Subadviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Subadviser may (but need not) be affiliated with the Manager. If different Subadvisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the


                                      A2-1

     Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Subadviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

     3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in Section 4);

          (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Manager, any Subadviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Subadviser or any Administrator; and

          (d) supervision and oversight of the Portfolio Management Services provided by each Subadviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Series' investment policies, restrictions and guidelines, if the


                                      A2-2

     Manager has delegated to one or more Subadvisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (n) of this section 4;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Subadviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Subadviser or any Administrator;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and trustees of the Fund;

          (m) interest, including interest on borrowings by the Fund;

          (n) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the


                                      A2-3

     Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

          (o) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

     5. All activities undertaken by the Manager or any Subadviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Subadviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Subadviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation in an amount equal to (x) the annual rate of _______________ (or such lesser amount as the Manager may from time to time agree to receive) minus
(y) any fees payable by the Fund, with respect to the period in question, to any one or more Subadvisers pursuant to any Subadvisory Agreements in effect with respect to such period. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

     8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding interest, taxes, portfolio brokerage commissions, distribution-related expenses and extraordinary expenses) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess. Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

     9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.


                                      A2-4

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

          (c) this Agreement shall automatically terminate in the event of its assignment;

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     14. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this


                                      A2-5

Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


_______ TRUST __
on behalf of its  _________ Fund series



By: ________________________________
Name:
Title:


CDC IXIS ASSET MANAGEMENT ADVISERS, L.P

By CDC IXIS Asset Management Distribution Corporation, its general partner


By: ________________________________
Name:
Title:


                                      A2-6

                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing _______ Trust __ (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's __________ Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.


                                      A2-7

                                   APPENDIX A3

                               _____________ FUND

                              Subadvisory Agreement
                                (______________)


     Subadvisory Agreement (this "Agreement") entered into as of ___ day of ______________, 20__, by and among ________ Trust __, a Massachusetts business trust (the "Trust"), with respect to its _________ Fund series (the "Series"), CDC IXIS Asset Management Advisers, L.P., a Delaware limited partnership (the "Manager"), and ___________, L.P., a Delaware limited partnership (the "Subadviser").

     WHEREAS, the Manager has entered into an Advisory Agreement dated _________, 2000 (the "Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

     WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more subadvisers;

     WHEREAS, the Manager and the trustees of the Trust desire to retain the Subadviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Subadviser agree as follows:

     1.   Subadvisory Services.

          a. The Subadviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Subadviser shall manage the Series in conformity with (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Subadviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Subadviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the


                                      A3-1
     resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Subadviser shall determine.

          b. The Subadviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Subadviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Subadviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

          c. The Subadviser shall provide to the Manager a copy of the Subadviser's Form ADV as filed with the Securities and Exchange Commission and a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

     2.   Obligations of the Manager.

          a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Subadviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

          b. The Manager has furnished the Subadviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective. The Manager agrees to furnish the Subadviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Subadviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

     3. Custodian. The Manager shall provide the Subadviser with a copy of the Series' agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Subadviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Subadviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Subadviser properly authorized to give such


                                      A3-2
instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

     4. Proprietary Rights. The Manager agrees and acknowledges that the Subadviser is the sole owner of the name "_____________, L.P." and that all use of any designation consisting in whole or part of "_______________, L.P." under this Agreement shall inure to the benefit of the Subadviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Subadviser. Without the prior written consent of the Subadviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Subadviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

     5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Subadviser pursuant hereto, the Subadviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Subadviser shall not be considered as partners or participants in a joint venture. The Subadviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Subadviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Subadviser as an officer or trustee of the Trust (other than the compensation to the Subadviser payable by the Manager pursuant to
Section 7 hereof).

     6. Purchase and Sale of Assets. The Subadviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. The Subadviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Subadviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Subadviser. To the extent consistent with applicable law, the Subadviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with


                                      A3-3
respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Subadviser in managing the Series.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Subadviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by CDC IXIS Asset Management Distributors, L.P. ("CDC Distributors"). In addition, the Subadviser may allocate brokerage transactions to broker-dealers (including affiliates of CDC Distributors) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

     7. Compensation of the Subadviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Subadviser shall be paid at the annual rate of ________________ (or such lesser amount as the Subadviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Subadviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

     8. Non-Exclusivity. The Manager and the Series agree that the services of the Subadviser are not to be deemed exclusive and that the Subadviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Subadviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Subadviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Subadviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Subadviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Subadviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

     9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Subadviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadviser's duties or by reason of reckless disregard by the Subadviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Subadviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or


                                      A3-4
present shareholder of the Series that is not based upon the obligations of the Subadviser under this Agreement.

     The Manager acknowledges and agrees that the Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Subadviser, whether public or private.

     10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

          a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval;

          b. this Agreement may at any time be terminated on sixty days' written notice to the Subadviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

          c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

          d. this Agreement may be terminated by the Subadviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Subadviser.

     Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

     11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Subadviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Subadviser, cast in person at a meeting called for the purpose of voting on such approval.

     12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.

     13. General.

          a. The Subadviser may perform its services through any employee, officer or agent of the Subadviser, and the Manager shall not be entitled to the


                                      A3-5
     advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Subadviser notifies the Manager that one or more other employees, officers or agents of the Subadviser, identified in such notice, shall assume such duties as of a specific date.

          b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

          c. In accordance with Regulation S-P, if non-public personal information regarding either party's customers or consumers is disclosed to the other party in connection with this Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

          c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.


CDC IXIS ASSET MANAGEMENT ADVISERS, L.P.
By CDC IXIS Asset Management Distribution Corporation, its general partner


By:______________________________
Name:
Title:


____________________, L.P.

By _____________________, Inc.,
    its general partner

By:______________________________
Name:
Title:


_______ TRUST __,
on behalf of its ________ Fund series

By:______________________________
Name:
Title:


                                      A3-6

                                     NOTICE

     A copy of the Agreement and Declaration of Trust establishing _____ Trust __ (the "Fund") is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to the Fund's _________ Fund series (the "Series") on behalf of the Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.




                                      A3-7

                                   APPENDIX B

     In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Some of each Fund's portfolio transactions may be placed with brokers and dealers that provide Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund or other investment companies advised by Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Loomis Sayles. The services may also be used by Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

     Subject to the overriding objective of obtaining the best possible execution of orders, Loomis Sayles may allocate brokerage transactions to affiliated brokers. All such transactions will comply with Rule 17e-1 under the 1940 Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of the Independent Trustees have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

     Under the 1940 Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.

     To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, Loomis Sayles may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by CDC IXIS Distributors. In addition, Loomis Sayles may allocate brokerage transactions to broker-dealers (including affiliates of CDC IXIS Distributors) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the adviser or subadviser will seek best execution.

     It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions. For the fiscal year ended December 31, 2000, the Funds paid no brokerage commissions.

                                   APPENDIX C

Government Securities Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                   Proposed Investment Policy
--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Purchase any security on             o      Make short sales of
     margin, except that the Fund                securities, maintain a short
     may obtain such short-term                  position or purchase
     credits as may be necessary                 securities on margin, except
     for the clearance of purchases              that the Fund may obtain
     and sales of portfolio                      short-term credits as
     securities. (For this purpose,              necessary for the clearance of
     the deposit or payment by the               security transactions, and the
     Fund of initial or variation                Fund may make any short sales
     margin in connection with                   or maintain any short
     interest rate futures                       positions where the short
     contracts or related options                sales or short positions would
     transactions is not considered              not constitute "senior
     the purchase of a security on               securities" under the 1940
     margin)                                     Act.

o      Make short sales of securities
     or maintain a short position,
     unless at all times when a
     short position is open it owns
     an equal amount of such
     securities or securities
     convertible into or
     exchangeable, without payment
     of any further consideration,
     for securities of the same
     issue as, and equal in amount
     to, the securities sold short,
     and unless not more than 10%
     of the Fund's net assets
     (taken at market value) is
     held as collateral for such
     sales at any one time.

--------------------------------------------------------------------------------
Proposals 3d and 3h
--------------------------------------------------------------------------------

o      Issue senior securities,
     borrow money or pledge its
     assets; provided however, that
     the Fund may borrow from a
     bank as a temporary measure
     for extraordinary or emergency
     purposes or to meet
     redemptions, in amounts not
     exceeding 10% (taken at the
     market value) of its total
     assets and pledge its assets
     to secure such borrowings;
     and, provided, further, that
     the Fund will not purchase any
     additional portfolio
     securities at any time that
     its borrowings exceed 5% of
     its total net assets. (For the
     purposes of this restriction,
     collateral arrangements with
     respect to the writing of
     options, interest rates
     futures contracts, options on
     interest rate futures
     contracts, and collateral
     arrangements with respect to
     initial and variation margin
     are not deemed to be a pledge
     of assets and neither such
     arrangements nor the purchase
     or sale of futures or related
     options are deemed to be the
     issuance of a senior security)

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans to other persons          o      Make loans, except that the
     (except as provided in                      Fund may purchase or hold debt
     restriction [6]); provided                  instruments in accordance with
     that for purposes of this                   its investment objective and
     restriction the investment in               policies; provided however,
     repurchase agreements shall                 that this restriction does not
     not be deemed to be the making              apply to repurchase agreements
     of a loan                                   or loans of portfolio
                                                 securities.
o      Lend its portfolio securities
     in excess of 15% of its total
     assets, taken at market value

--------------------------------------------------------------------------------
Proposal 3g
--------------------------------------------------------------------------------

o      Purchase or sell commodities         o      Purchase or sell commodities,
     or commodity contracts, except              except that the Fund may
     that the Fund may purchase and              purchase and sell futures
     sell interest rate future                   contracts and options and may
     contracts and related options.              enter into swap agreements and
                                                 other financial transactions
                                                 not requiring the delivery of
                                                 physical commodities.

--------------------------------------------------------------------------------
Proposal 3i
--------------------------------------------------------------------------------

o      Underwrite securities of other       o      Act as underwriter, except to
     issuers except insofar as the               the extent that, in connection
     Fund may be deemed an                       with the disposition of
     underwriter under the                       portfolio securities, it may
     Securities Act of 1933 in                   be deemed to be an underwriter
     selling portfolio securities                under certain federal
                                                 securities laws.

Proposed Reclassification of Investment Policies

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

--------------------------------------------------------------------------------
Proposals 3j and 3k
--------------------------------------------------------------------------------

The Fund will not:

o Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase, and sell puts, calls or combinations thereof, with respect to U.S. Government Securities and with respect to interest rate futures contracts

o Invest in any security other than U.S. Government securities, put and call options thereon, future contracts, options on futures contracts and repurchase agreements

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

--------------------------------------------------------------------------------
Proposal 3r
--------------------------------------------------------------------------------

o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) own securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or (c) own more than 3% of the outstanding voting stock of any one investment company.

Limited Term U.S. Government Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                     Proposed Investment Policy
--------------------------------------------------------------------------------
Proposal 3b
--------------------------------------------------------------------------------

o      Invest more than 25% of its          o      Purchase any security (other
     total assets (taken at current              than U.S. Government
     value) in securities of                     securities) if, as a result,
     businesses in the same                      more than 25% of the Fund's
     industry (for this purpose                  total assets (taken at market
     telephone, electric, water and              value) would be invested in
     gas utilities are considered                any one industry. For purposes
     separate industries)                        of this restriction,
                                                 telephone, gas and electric
                                                 public utilities are each
                                                 regarded as separate
                                                 industries and finance
                                                 companies whose financing
                                                 activities are related
                                                 primarily to the activities of
                                                 their parent companies are
                                                 classified in the industry of
                                                 their parents. For purposes of
                                                 this restriction with regard
                                                 to bank obligations, bank
                                                 obligations are considered to
                                                 be one industry, and
                                                 asset-backed securities are
                                                 not considered to be bank
                                                 obligations

--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Purchase any security on             o      Make short sales of
     margin, except that the Fund                securities, maintain a short
     may obtain such short-term                  position or purchase
     credits as may be necessary                 securities on margin, except
     for the clearance of purchases              that the Fund may obtain
     and sales of portfolio                      short-term credits as
     securities. (For this purpose,              necessary for the clearance of
     the deposit or payment by the               security transactions, and the
     Fund of initial or variation                Fund may make any short sales
     margin in connection with                   or maintain any short
     futures contracts or options                positions where the short
     transactions is not considered              sales or short positions would
     the purchase of a security on               not constitute "senior
     margin                                      securities" under the 1940
                                                 Act.
o      Make short sales of securities
     unless at all times when a
     short position is open it owns
     an equal amount of such
     securities or securities
     convertible into or
     exchangeable, without payment
     of any further consideration,
     for securities of the same
     issue as, and equal in amount
     to, the securities sold short,
     and unless not more than 10%
     of the Fund's net assets
     (taken at market value) is
     held as collateral for such
     sales at any one time.

--------------------------------------------------------------------------------
Proposals 3d and 3h
--------------------------------------------------------------------------------

o      Issue senior securities,             o      Issue senior securities,
     borrow money or pledge its                  except for permitted
     assets; provided, however,                  borrowings or as otherwise
     that the Fund may borrow from               permitted under the 1940 Act.
     a bank as a temporary measure
     for extraordinary or emergency         o      Borrow money except for
     purposes or to meet                         temporary or emergency
     redemptions, in amounts not                 purposes; provided, however,
     exceeding 10% (taken at the                 that the Fund may loan
     current value) of its total                 securities, engage in reverse
     assets and pledge its assets                repurchase agreements and
     to secure such borrowings;                  dollar rolls, in an amount not
     and, provided, further, that                exceeding 33 1/3% of its total
     the Fund will not purchase any              assets taken at cost.
     additional portfolio
     securities at any time that
     its borrowings exceed 5% of
     its total net assets. (For
     purposes of this restriction,
     collateral arrangements with
     respect to the writing of
     options, futures contracts and
     options on futures contracts,
     and collateral arrangements
     with respect to initial and
     variation margin, are not
     deemed to be a pledge of
     assets and neither such
     arrangements nor the purchase
     or sale of futures or options
     are deemed to be the issuance
     of a senior security)

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans, except by the            o      Make loans, except that the
     purchase of bonds, debentures,              Fund may purchase or hold debt
     commercial paper, corporate                 instruments in accordance with
     notes and similar evidences of              its investment objective and
     indebtedness that are part of               policies; provided however,
     an issue to the public or to                that this restriction does not
     financial institutions, or by               apply to repurchase agreements
     lending portfolio securities                or loans of portfolio
     to the extent set forth in                  securities.
     Part II of this Statement
     under "Miscellaneous
     Investment Practices - Loans
     of Portfolio Securities";
     provided that for purposes of
     this restriction, investment
     in repurchase agreements shall
     not be deemed to be the making
     of a loan

--------------------------------------------------------------------------------
Proposals 3f and 3g
--------------------------------------------------------------------------------

o      Buy or sell oil, gas or other        o      Purchase or sell commodities,
     mineral leases, rights or                   except that the Fund may
     royalty contracts, real estate              purchase and sell future
     or commodities or commodity                 contracts and options, may
     contracts, except that the                  enter into foreign exchange
     Fund may purchase and sell                  contracts and may enter into
     financial futures contracts,                swap agreements and other
     currency futures contracts and              financial transactions not
     options related to such                     requiring the delivery of
     futures contracts. (This                    physical commodities.
     restriction does not prevent
     the Fund from purchasing               o      Purchase or sell real estate,
     securities of companies                     although it may purchase
     investing in or dealing in the              securities of issuers that
     foregoing)                                  deal in real estate,
                                                 securities that are secured by
                                                 interests in real estate, and
                                                 securities that represent
                                                 interests in real estate, and
                                                 it may acquire and dispose of
                                                 real estate or interests in
                                                 real estate acquired through
                                                 the exercise of its rights as
                                                 a holder of debt obligations
                                                 secured by real estate or
                                                 interests therein.

Proposed Reclassification of Investment Policies

The following fundamental investment policy is proposed to be changed to a non-fundamental investment policy:

--------------------------------------------------------------------------------
Proposal 3j
--------------------------------------------------------------------------------

The Fund will not:

     o Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to financial instruments or indices thereof and currencies and with respect to futures contracts on financial instruments or indices thereof

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

--------------------------------------------------------------------------------
Proposal 3p
--------------------------------------------------------------------------------

The Fund will not:

     o      Make investments for the purpose of exercising control or management

Short Term Corporate Income Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                    Proposed Investment Policy
--------------------------------------------------------------------------------
Proposals 3a and 3b
--------------------------------------------------------------------------------

o      Acquire more than 10% of any         o      With respect to 75% of its
     class of securities of an                   total assets, purchase any
     issuer (taking all preferred                security if, as a result, more
     stock issues of an issuer as a              than 5% of its total assets
     single class and all debt                   (based on current value) would
     issues of an issuer as a                    then be invested in the
     single class) or acquire more               securities of a single issuer
     than 10% of the outstanding                 or acquire more than 10% of
     voting securities of an issuer              the outstanding voting
                                                 securities of any issuer;
o      Purchase any security (other              provided however, this
     than U.S. Government                        limitation does not apply to
     Securities) if, as a result,                government securities as
     more than 5% of the Fund's                  defined in the 1940 Act.
     total assets (taken at current
     value) would then be invested          o      Purchase any security (other
     in securities of a single                   than U.S. Government
     issuer or 25% of the Fund's                 securities) if, as a result,
     total assets (taken at current              more than 25% of the Fund's
     value) would be invested in                 total assets (taken at current
     any one industry (in the                    value) would be invested in
     utilities category, gas,                    any one industry. For purposes
     electric, water and telephone               of this restriction,
     companies will be considered                telephone, gas and electric
     as being separate industries)               public utilities are each
                                                 regarded as separate
                                                 industries and finance
                                                 companies whose financing
                                                 activities are related
                                                 primarily to the activities of
                                                 their parent companies are
                                                 classified in the industry of
                                                 their parents. For purposes of
                                                 this restriction with regard
                                                 to bank obligations, bank
                                                 obligations are considered to
                                                 be one industry, and
                                                 asset-backed securities are
                                                 not considered to be bank
                                                 obligations.

--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Purchase any security on             o      Make short sales of
     margin, except that the Fund                securities, maintain a short
     may obtain such short-term                  position or purchase
     credits as may be necessary                 securities on margin, except
     for the clearance of purchases              that the Fund may obtain
     and sales of portfolio                      short-term credits as
     securities. (For this purpose,              necessary for the clearance of
     the deposit or payment by the               security transactions, and the
     Fund of initial or variation                Fund may make any short sales
     margin in connection with                   or maintain any short
     interest rate futures                       positions where the short
     contracts or related options                sales or short positions would
     transactions is not considered              not constitute "senior
     the purchase of a security on               securities" under the 1940
     margin)                                     Act.

o      Make short sales of securities
     or maintain a short position,
     unless at all times when a
     short position is open it owns
     an equal amount of such
     securities or securities
     convertible into or
     exchangeable, without payment
     of any further consideration,
     for securities of the same
     issue as, and equal in amount
     to, the securities sold short,
     and unless not more than 10%
     of the Fund's net assets
     (taken at market value) is
     held as collateral for such
     sales at any one time.

--------------------------------------------------------------------------------
Proposals 3d and 3h
--------------------------------------------------------------------------------

o      Issue senior securities,             o      Issue senior securities,
     borrow money or pledge its                  except for permitted
     assets; provided, however,                  borrowings or as otherwise
     that the Fund may borrow from               permitted under the 1940 Act.
     a bank as a temporary measure
     for extraordinary or emergency         o      Borrow money except for
     purposes or to meet                         temporary or emergency
     redemptions, in amounts not                 purposes; provided, however,
     exceeding 10% (taken at the                 that the Fund may loan
     market value) of its total                  securities, engage in reverse
     assets and pledge its assets                repurchase agreements and
     to secure such borrowings;                  dollar rolls, in an amount not
     and, provided, further, that                exceeding 33 1/3% of its total
     the Fund will not purchase any              assets taken at cost.
     additional portfolio
     securities at any time that
     its borrowings exceed 5% of
     its total net assets. (For
     purposes of this restriction,
     collateral arrangements with
     respect to the writing of
     options, interest rates future
     contracts, options on interest
     rate futures contracts, and
     collateral arrangements with
     respect to interest rate caps,
     floors or swap arrangements,
     and collateral arrangements
     with respect to initial and
     variation margin are not
     deemed to be a pledge of
     assets and neither (i) such
     arrangements, (ii) the
     purchase or sale of futures or
     related options, (iii)
     interest rate caps and floors,
     nor (iv) interest rate swap
     agreements, where assets are
     segregated to cover the Fund's
     obligations thereunder, are
     deemed to be the issuance of a
     senior security)

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans, except by the            o      Make loans, except that the
     purchase of bonds, debentures,              Fund may purchase or hold debt
     commercial paper, corporate                 instruments in accordance with
     notes and similar evidences of              its investment objective and
     indebtedness, that are a part               policies; provided however,
     of an issue to the public or                that this restriction does not
     to financial institutions, or               apply to repurchase agreements
     by lending portfolio                        or loans of portfolio
     securities to the extent set                securities.
     forth under "Miscellaneous
     Investment Practices - Loans
     of Portfolio Securities" in
     Part II of this Statement.
     This restriction does not
     limit the Fund's ability to
     engage in repurchase agreement
     transactions.

--------------------------------------------------------------------------------
Proposals 3f and 3g
--------------------------------------------------------------------------------

o      Buy or sell oil, gas or other        o      Purchase or sell commodities,
     mineral leases, rights or                   except that the Fund may
     royalty contracts, real estate              purchase and sell future
     or commodities or commodity                 contracts and options, may
     contracts, except that the                  enter into foreign exchange
     Fund may buy and sell                       contracts and swap agreements
     financial futures contracts,                and other financial
     currency futures contracts and              transactions not requiring the
     options related to such                     delivery of physical
     futures contracts, and may                  commodities.
     purchase interest rate caps
     and floors and enter into              o      Purchase or sell real estate,
     interest rate swap agreements.              although it may purchase
     (This restriction does not                  securities of issuers that
     prevent the Fund from                       deal in real estate,
     purchasing securities of                    securities that are secured by
     companies investing or dealing              interests in real estate, and
     in the foregoing)                           securities that represent
                                                 interests in real estate, and
                                                 it may acquire and dispose of
                                                 real estate or interests in
                                                 real estate acquired through
                                                 the exercise of its rights as
                                                 a holder of debt obligations
                                                 secured by real estate or
                                                 interests therein.

Proposed Reclassification of Investment Policies

The following fundamental investment policies are proposed to be changed to non-fundamental investment policies:

--------------------------------------------------------------------------------
Proposals 3l and 3j
--------------------------------------------------------------------------------

The Fund will not:

     o Purchase any illiquid security, including securities that are not readily marketable, if, as a result, more than 10% of the Fund's total net assets (based on current value) would then be invested in such securities. (The staff of the Securities and Exchange Commission is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view.)

     o Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with respect to fixed-income securities and currencies and with respect to futures contracts on fixed-income securities or currencies

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

--------------------------------------------------------------------------------
     Proposal 3n
--------------------------------------------------------------------------------

     o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old

--------------------------------------------------------------------------------
     Proposal 3o
--------------------------------------------------------------------------------

     o Purchase or retain securities of any issuer if officers and trustees of the Trust or officers and directors of the investment adviser of the Fund who individually own more than 1/2 of 1% of the shares or securities of that issuer, together own more than 5% of such securities

--------------------------------------------------------------------------------
     Proposal 3p
--------------------------------------------------------------------------------

     o      Make investments for the purpose of exercising control or management

--------------------------------------------------------------------------------
     Proposal 3q
--------------------------------------------------------------------------------

     o Participate on a joint or joint and several basis in any trading account in securities.

--------------------------------------------------------------------------------
     Proposal 3r
--------------------------------------------------------------------------------

     o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities,
          (b) on securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or
          (c) own more than 3% of the outstanding voting stock of any one investment company.

Bond Income Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                   Proposed Investment Policy
--------------------------------------------------------------------------------
Proposals 3a and 3b
--------------------------------------------------------------------------------

o      Acquire more than 10% of any         o      With respect to 75% of its
     class of securities of an                   total assets, purchase any
     issuer (taking all preferred                security if, as a result, more
     stock issues of an issuer as a              than 5% of its total assets
     single class and all debt                   (based on current value) would
     issues of an issuer as a                    then be invested in the
     single class) or acquire more               securities of a single issuer
     than 10% of the outstanding                 or acquire more than 10% of
     voting securities of an                     the outstanding voting
     issuer.                                     securities of any issuer;
                                                 provided however, this
o      Purchase any security (other              limitation does not apply to
     than U.S. Government                        government securities as
     Securities) if, as a result,                defined in the 1940 Act
     more than 5% of the Fund's
     total assets (taken at current         o      Purchase any security (other
     value) would then be invested               than U.S. Government
     in securities of a single                   securities) if, as a result,
     issuer or 25% of the Fund's                 more than 25% of the Fund's
     total assets (taken at current              total assets (taken at current
     value) would be invested in                 value) would be invested in
     any one industry (in the                    any one industry. For purposes
     utilities category, gas,                    of this restriction,
     electric, water and telephone               telephone, gas and electric
     companies will be considered                public utilities are each
     as being in separate                        regarded as separate
     industries)                                 industries and finance
                                                 companies whose financing
                                                 activities are related
                                                 primarily to the activities of
                                                 their parent companies are
                                                 classified in the industry of
                                                 their parents. For purposes of
                                                 this restriction with regard
                                                 to bank obligations, bank
                                                 obligations are considered to
                                                 be one industry, and
                                                 asset-backed securities are
                                                 not considered to be bank
                                                 obligations.

--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Purchase securities on margin        o      Make short sales of
     (but it may obtain such                     securities, maintain a short
     short-term credits as may be                position or purchase
     necessary for the clearance of              securities on margin, except
     purchases and sales of                      that the Fund may obtain
     securities); or make short                  short-term credits as
     sales except where, by virtue               necessary for the clearance of
     of ownership of other                       security transactions, and the
     securities, it has the right                Fund may make any short sales
     to obtain, without payment of               or maintain any short
     further consideration,                      positions where the short
     securities equivalent in kind               sales or short positions would
     and amount to those sold, and               not constitute "senior
     the Fund will not deposit or                securities" under the 1940
     pledge more than 10% of its                 Act.
     total assets (taken at current
     value) as collateral for such
     sales

--------------------------------------------------------------------------------
Proposal 3d
--------------------------------------------------------------------------------

o      Borrow money, except as a            o      Borrow money except for
     temporary measure for                       temporary or emergency
     extraordinary or emergency                  purposes; provided, however,
     purposes, up to an amount not               that the Fund may loan
     in excess of the lower of 10%               securities, engage in reverse
     of its total assets (taken at               repurchase agreements and
     cost) or 5% of its total                    dollar rolls, in an amount not
     assets (taken at current                    exceeding 33 1/3% of its total
     value), whichever is lower                  assets taken at cost.

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans, except by purchase       o      Make loans, except that the
     of bonds, debentures,                       Fund may purchase or hold debt
     commercial paper, corporate                 instruments in accordance with
     notes, and similar evidences                its investment objective and
     of indebtedness, which are a                policies; provided however,
     part of an issue to the pubic,              that this restriction does not
     or by lending portfolio                     apply to repurchase agreements
     securities to the extent set                or loans of portfolio
     forth under "Miscellaneous                  securities.
     Investment Practices - Loans
     of Portfolio Securities" in
     Part II of this Statement.

--------------------------------------------------------------------------------
Proposals 3f and 3g
--------------------------------------------------------------------------------

o      Buy or sell oil, gas or other        o      Purchase or sell commodities,
     mineral leases, rights or                   except that the Fund may
     royalty contracts, commodities              purchase and sell future
     or commodity contracts or real              contracts and options, may
     estate (except that the Fund                enter into foreign exchange
     may buy and sell marketable                 contracts and swap agreements
     securities of companies,                    and other financial
     including real estate                       transactions not requiring the
     investment trusts, which may                delivery of physical
     represent indirect interests                commodities.
     in real estate; may buy and
     sell futures contracts on              o      Purchase or sell real estate,
     securities or on securities                 although it may purchase
     indexes and may write,                      securities of issuers that
     purchase or sell put or call                deal in real estate,
     options on such futures                     securities that are secured by
     contracts or indexes; and may               interests in real estate, and
     enter into currency forward                 securities that represent
     contracts)                                  interests in real estate, and
                                                 it may acquire and dispose of
                                                 real estate or interests in
                                                 real estate acquired through
                                                 the exercise of its rights as
                                                 a holder of debt obligations
                                                 secured by real estate or
                                                 interests therein.

--------------------------------------------------------------------------------
Proposal 3h
--------------------------------------------------------------------------------

o      Issue senior securities. For         o      Issue senior securities,
     the purpose of this                         except for permitted
     restriction none of the                     borrowings or as otherwise
     following is deemed to be a                 permitted under the 1940 Act.
     senior security: any borrowing
     permitted by restriction [4],
     any pledge or other
     encumbrance of assets
     permitted by restriction [5],
     any collateral arrangements
     with respect to options,
     forward contracts, futures
     contracts, swap contracts and
     other similar contracts and
     options on futures contracts
     and with respect to initial
     and variation margin; the
     purchase or sale of options,
     forward contracts, futures
     contracts, swap contracts and
     other similar contracts or
     options on futures contracts;
     and the issuance of shares of
     beneficial interest permitted
     from time to time by the
     provisions of the Trust's
     Agreement and Declaration of
     Trust and by the 1940 Act, the
     rules thereunder, or any
     exemption therefrom

--------------------------------------------------------------------------------
Proposal 3i
--------------------------------------------------------------------------------

o      Act as underwriter                   o      Act as underwriter, except to
                                                 the extent that, in connection
                                                 with the disposition of
                                                 portfolio securities, it may
                                                 be deemed to be an underwriter
                                                 under certain federal
                                                 securities laws.

Proposed Reclassification of Investment Policies

The following fundamental investment policy is proposed to be changed to a non-fundamental investment policy:

--------------------------------------------------------------------------------
Proposal 3j
--------------------------------------------------------------------------------

The Fund will not:

     o Write, purchase or sell options or warrants, except that the Fund may (a) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights or of parents or subsidiaries of such companies, provided that such warrants or other rights to subscribe are attached to, or part of a unit offering involving, other securities, and (b) write, purchase or sell put or call options on securities, securities indexes or futures contracts

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

--------------------------------------------------------------------------------
     Proposal 3m
--------------------------------------------------------------------------------

     o      Pledge more than 15% of its total assets (taken at cost)

--------------------------------------------------------------------------------
     Proposal 3n
--------------------------------------------------------------------------------

     o Invest more than 5% of its total assets (taken at current value) in securities of businesses (including predecessors) less than three years old

--------------------------------------------------------------------------------
     Proposal 3o
--------------------------------------------------------------------------------

     o Purchase or retain securities of any company if officers and trustees of the Trust or of any investment adviser or subadviser of the Fund who individually own more than 1/2 of 1% of the securities of that company, together own more than 5% of such securities

--------------------------------------------------------------------------------
     Proposal 3p
--------------------------------------------------------------------------------

     o      Make investments for the purpose of exercising control or management

--------------------------------------------------------------------------------
     Proposal 3q
--------------------------------------------------------------------------------

     o Participate on a joint or joint and several basis in any trading account in securities.

--------------------------------------------------------------------------------
     Proposal 3r
--------------------------------------------------------------------------------

     o Invest in the securities of other investment companies, except by purchases in the open market involving only customary brokers' commissions, or in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities,
          (b) on securities of any one investment company having a value in excess of 5% of the Fund's total assets [taken at current value], or
          (c) own more than 3% of the outstanding voting stock of any one investment company

Municipal Income Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                    Proposed Investment Policy
--------------------------------------------------------------------------------
Proposals 3a and 3b
--------------------------------------------------------------------------------

o      Purchase any security if, as a       o      With respect to 75% of its
     result, more than 5% of the                 total assets, purchase any
     Fund's total assets (taken at               security if, as a result, more
     current value) would be                     than 5% of its total assets
     invested in securities of a                 (based on current value) would
     single issuer. This limitation              then be invested in the
     does not apply to U. S.                     securities of a single issuer
     Government securities. (The                 or acquire more than 10% of
     Fund will treat each state and              the outstanding voting
     each separate political                     securities of any issuer;
     subdivision, agency, authority              provided however, this
     or instrumentality of such                  limitation does not apply to
     state, each multistate agency               government securities as
     or authority, and each                      defined in the 1940 Act
     guarantor, if any, as a
     separate issuer)                       o      Purchase any security (other
                                                 than U.S. Government
o      Purchase more than 10% of the             securities) if, as a result,
     total value of the outstanding              more than 25% of the Fund's
     securities of an issue                      total assets (taken at current
                                                 value) would be invested in
                                                 any one industry. For purposes
                                                 of this restriction,
                                                 telephone, gas and electric
                                                 public utilities are each
                                                 regarded as separate
                                                 industries and finance
                                                 companies whose financing
                                                 activities are related
                                                 primarily to the activities of
                                                 their parent companies are
                                                 classified in the industry of
                                                 their parents. For purposes of
                                                 this restriction with regard
                                                 to bank obligations, bank
                                                 obligations are considered to
                                                 be one industry, and
                                                 asset-backed securities are
                                                 not considered to be bank
                                                 obligations

--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Purchase any security on             o      Make short sales of
     margin, except that the Fund                securities, maintain a short
     may obtain such short-term                  position or purchase
     credits as may be necessary                 securities on margin, except
     for the clearance of purchases              that the Fund may obtain
     and sales of securities, or                 short-term credits as
     make short sales. For this                  necessary for the clearance of
     purpose, the deposit or                     security transactions, and the
     payment by the Fund of initial              Fund may make any short sales
     or variation margin in                      or maintain any short
     connection with interest rate               positions where the short
     futures contracts or tax                    sales or short positions would
     exempt bond index futures                   not constitute "senior
     contracts is not considered                 securities" under the 1940 Act
     the purchase of a security on
     margin

--------------------------------------------------------------------------------
Proposals 3d
--------------------------------------------------------------------------------

o      Borrow money, except as a            o      Borrow money except for
     temporary measure for                       temporary or emergency
     extraordinary or emergency                  purposes; provided, however,
     purposes (but not for the                   that the Fund may loan
     purpose of investment) up to                securities, engage in reverse
     an amount not in excess of 10%              repurchase agreements and
     of its total assets (taken at               dollar rolls, in an amount not
     cost) or 5% of its total                    exceeding 33 1/3% of its total
     assets (taken at current                    assets taken at cost.
     value), whichever is lower

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans, except by purchase       o      Make loans, except that the
     of debt obligations in which                Fund may purchase or hold debt
     the Fund may invest consistent              instruments in accordance with
     with its investment policies.               its investment objective and
     This limitation does not apply              policies; provided however,
     to repurchase agreements                    that this restriction does not
                                                 apply to repurchase agreements
                                                 or loans of portfolio
                                                 securities.

--------------------------------------------------------------------------------
Proposals 3f and 3g
--------------------------------------------------------------------------------

o      Buy or sell oil, gas or other        o      Purchase or sell commodities,
     mineral leases, rights or                   except that the Fund may
     royalty contracts, commodities              purchase and sell future
     or real estate (except that                 contracts and options, may
     the Fund may buy tax exempt                 enter into swap agreements and
     bonds or other permitted                    other financial transactions
     investments secured by real                 not requiring the delivery of
     estate or an interest therein)              physical commodities.

                                            o      Purchase or sell real estate,
                                                 although it may purchase
                                                 securities of issuers that
                                                 deal in real estate,
                                                 securities that are secured by
                                                 interests in real estate, and
                                                 securities that represent
                                                 interests in real estate, and
                                                 it may acquire and dispose of
                                                 real estate or interests in
                                                 real estate acquired through
                                                 the exercise of its rights as
                                                 a holder of debt obligations
                                                 secured by real estate or
                                                 interests therein.

--------------------------------------------------------------------------------
Proposal 3h
--------------------------------------------------------------------------------

o      Issue senior securities. For         o      Issue senior securities,
     the purpose of this                         except for permitted
     restriction, none of the                    borrowings or as otherwise
     following is deemed to be a                 permitted under the 1940 Act
     senior security: any borrowing
     permitted by restriction [5],
     any collateral arrangements
     with respect to forward
     contracts, options, futures
     contracts, swap contracts and
     other similar contracts and
     options on futures contracts
     and with respect to initial
     and variation margin; the
     purchase or sale of options,
     forward contracts, or options
     on futures contracts; and the
     issuance of shares of
     beneficial interest permitted
     from time to time by the
     provisions of the Trust's
     Agreement and Declaration of
     Trust and by the 1940 Act, the
     rules thereunder, or any
     exemption therefrom

Proposed Reclassification of Investment Policies

The following fundamental investment policy is proposed to be changed to a non-fundamental investment policy:

--------------------------------------------------------------------------------
Proposal 3j
--------------------------------------------------------------------------------

The Fund will not:

     o Write, purchase or sell puts, calls or combinations thereof, except that the Fund may write, purchase and sell puts, calls or combinations thereof with regard to futures contracts

Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

The Fund will not:

--------------------------------------------------------------------------------
     Proposal 3m
--------------------------------------------------------------------------------

     o Pledge, mortgage or hypothecate more than 15% of its total assets (taken at cost). In order to comply with certain state requirements, as a matter of operating policy subject to change without shareholder approval, the Fund will not pledge, mortgage or hypothecate more than 5% of such assets

--------------------------------------------------------------------------------
     Proposal 3n
--------------------------------------------------------------------------------

     o Invest more than 5% of its total assets (taken at current value) in securities of businesses less than three years old and industrial development revenue bonds where the private entity on whose credit the security is based, directly or indirectly, is less than three years old (including predecessor businesses and entities)

--------------------------------------------------------------------------------
     Proposal 3o
--------------------------------------------------------------------------------

     o Purchase or retain securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or of any investment adviser or subadviser of the Fund who individually own more than 1/2 of 1% of the securities of that issuer, together own beneficially more than 5% of such securities

--------------------------------------------------------------------------------
     Proposal 3p
--------------------------------------------------------------------------------

     o Purchase voting securities or make investments for the purpose of exercising control or management

--------------------------------------------------------------------------------
     Proposal 3q
--------------------------------------------------------------------------------

     o Participate on a joint or joint and several basis in any trading account in securities.

--------------------------------------------------------------------------------
     Proposal 3r
--------------------------------------------------------------------------------

     o Invest in the securities of other investment companies, except in connection with a merger, consolidation or similar transaction. Under the 1940 Act, the Fund may not (a) invest more than 10% of its total assets (taken at current value) in such securities, (b) on securities of any one investment company having a value in excess of 5% of the Fund's total assets (taken at current value), or (c) own more than 3% of the outstanding voting stock of any one investment company

Massachusetts Tax Free Income Fund

Proposed Amendments to Investment Policies

The following fundamental investment policies are proposed to be amended:

The Fund will not:

     Current Investment Policy                   Proposed Investment Policy
--------------------------------------------------------------------------------
Proposals 3a and 3b
--------------------------------------------------------------------------------

o      Acquire more than 10% of the         o      With respect to 75% of its
     voting securities of any                    total assets, purchase any
     issuer                                      security if, as a result, more
                                                 than 5% of its total assets
o      Invest in securities of any               (based on current value) would
     issuer if, immediately after                then be invested in the
     such investment, more than 5%               securities of a single issuer
     of the value of the total                   or acquire more than 10% of
     assets of the Fund taken at                 the outstanding voting
     current value would be                      securities of any issuer;
     invested in the securities of               provided however, this
     such issuer; provided that                  limitation does not apply to
     this limitation does not apply              government securities as
     either to obligations issued                defined in the 1940 Act.
     or guaranteed as to interest
     and principal by the U.S.              o      Purchase any security (other
     Government or its agencies or               than U.S. Government
     instrumentalities or                        securities) if, as a result,
     Massachusetts Tax Exempt Bonds              more than 25% of the Fund's
                                                 total assets (taken at current
o      Purchase securities (other                value) would be invested in
     than securities of the U.S.                 any one industry. For purposes
     Government, its agencies or                 of this restriction,
     instrumentalities or                        telephone, gas and electric
     Massachusetts Tax Exempt                    public utilities are each
     Securities, except obligations              regarded as separate
     backed only by the assets and               industries and finance
     revenues of nongovernmental                 companies whose financing
     users) if as a result of such               activities are related
     purchases more than 25% of the              primarily to the activities of
     value of the Fund's total                   their parent companies are
     assets would be invested in                 classified in the industry of
     any one industry. Governmental              their parents. For purposes of
     issuers of Massachusetts Tax                this restriction with regard
     Exempt Bonds are not                        to bank obligations, bank
     considered part of any                      obligations are considered to
     "industry". However,                        be one industry, and
     Massachusetts Tax Exempt Bonds              asset-backed securities are
     backed only by the assets and               not considered to be bank
     revenues of nongovernmental                 obligations
     users may for this purpose be
     deemed to be issued by such
     nongovernmental users, and
     this 25% limitation would
     apply to such obligations.
     Thus, no more than 25% of the
     Fund's assets will be invested
     in obligations deemed to be
     issued by nongovernmental
     users in any one industry and
     in taxable obligations of
     issuers in the same industry.

--------------------------------------------------------------------------------
Proposal 3c
--------------------------------------------------------------------------------

o      Make short sales of securities       o      Make short sales of
     or maintain a short position                securities, maintain a short
     for the account of the Fund                 position or purchase
     unless at all times when a                  securities on margin, except
     short position is open it owns              that the Fund may obtain
     an equal amount of such                     short-term credits as
     securities or owns securities               necessary for the clearance of
     which, without payment of any               security transactions, and the
     further consideration, are                  Fund may make any short sales
     convertible into or                         or maintain any short
     exchangeable for securities of              positions where the short
     the same issue as, and equal                sales or short positions would
     in amount to, the securities                not constitute "senior
     sold short.                                 securities" under the 1940
                                                 Act.
o      Purchase securities on margin,
     except such short-term credits
     as may be necessary for the
     clearance of purchases and
     sales of securities.

--------------------------------------------------------------------------------
Proposal 3d
--------------------------------------------------------------------------------

o      Borrow money in excess of 10%        o      Borrow money except for
     of the value (taken at the                  temporary or emergency
     lower of cost or current                    purposes; provided, however,
     value) of its total assets                  that the Fund may loan
     (not including the amount                   securities, engage in reverse
     borrowed) at the time the                   repurchase agreements and
     borrowing is made, and then                 dollar rolls, in an amount not
     only from banks as a temporary              exceeding 33 1/3% of its total
     measure to facilitate the                   assets taken at cost.
     meeting of redemption requests
     (not for leverage) which might
     otherwise require the untimely
     disposition of portfolio
     investments or for
     extraordinary or emergency
     purposes. (Such borrowings
     will be repaid before any
     additional investments are
     made)

--------------------------------------------------------------------------------
Proposal 3e
--------------------------------------------------------------------------------

o      Make loans, except by purchase       o      Make loans, except that the
     of debt obligations in which                Fund may purchase or hold debt
     the Fund may invest consistent              instruments in accordance with
     with its investment policies,               its investment objective and
     and through repurchase                      policies; provided however,
     agreements                                  that this restriction does not
                                                 apply to repurchase agreements
                                                 or loans of portfolio
                                                 securities.

--------------------------------------------------------------------------------
Proposal 3f
--------------------------------------------------------------------------------

o      Purchase or sell real estate,        o      Purchase or sell real estate,
     although it may purchase                    although it may purchase
     securities which are secured                securities of issuers that
     by or represent interests in                deal in real estate,
     real estate                                 securities that are secured by
                                                 interests in real estate, and
                                                 securities that represent
                                                 interests in real estate, and
                                                 it may acquire and dispose of
                                                 real estate or interests in
                                                 real estate acquired through
                                                 the exercise of its rights as
                                                 a holder of debt obligations
                                                 secured by real estate or
                                                 interests therein.

--------------------------------------------------------------------------------
Proposal 3g
--------------------------------------------------------------------------------

o      Purchase or sell commodities         o      Purchase or sell commodities,
     or commodity contracts, or                  except that the Fund may
     write or purchase options,                  purchase and sell future
     except that the Fund may (a)                contracts and options, may
     buy or sell futures contracts               enter into foreign exchange
     on securities or on securities              contracts and swap agreements
     indexes and (b) write,                      and other financial
     purchase or sell put or call                transactions not requiring the
     options on securities, on                   delivery of physical
     securities indexes or on                    commodities
     future contracts of the type
     referred to in clause (a) of
     this restriction

--------------------------------------------------------------------------------
Proposal 3h
--------------------------------------------------------------------------------

o      Issue any class of securities        o      Issue senior securities,
     which is senior to the Fund's               except for permitted
     shares of beneficial interest               borrowings or as otherwise
     except to the extent that                   permitted under the 1940 Act
     borrowings permitted by
     investment restriction [1] are
     deemed to involve the issuance
     of such securities

--------------------------------------------------------------------------------
Proposal 3i
--------------------------------------------------------------------------------

o      Underwrite securities issued         o      Act as underwriter, except to
     by other persons except to the              the extent that in connection
     extent that, in connection                  with the disposition of
     with the disposition of                     portfolio securities, it may
     portfolio investments, it may               be deemed to be an underwriter
     be deemed to be an underwriter              under certain federal
     under certain federal                       securities laws.
     securities laws.

Proposed Reclassification of Investment Policies

The following fundamental investment policy is proposed to be changed to a non-fundamental investment policy:

--------------------------------------------------------------------------------
Proposal 3l
--------------------------------------------------------------------------------

The Fund will not:

     o Purchase securities restricted as to resale, if, as a result, such investments would exceed 5% of the value of the Fund's net assets.


Proposed Elimination of Investment Policies

The following fundamental policies are proposed to be eliminated:

--------------------------------------------------------------------------------
     Proposal 3m
--------------------------------------------------------------------------------

     o Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the value of its total assets (taken at the lower of cost or current value) and then only to secure borrowings permitted by restriction [1][relating to the borrowing of money]

--------------------------------------------------------------------------------
     Proposal 3o
--------------------------------------------------------------------------------

     o Invest in securities of any issuer if, to the knowledge of the Fund, officers and trustees of the Trust or officers and directors of Back Bay Advisors, L.P. ("Back Bay Advisors"), the Fund's subadviser, who beneficially own more than 1/2 of 1% of the securities of that issuer together own more than 5% of such securities

                                   APPENDIX D

Outstanding Shares

As of July 2, 2001, the total number of shares outstanding for each class of the Funds are approximately as follows:

-------------------------------------------------------------------------------------------------------------------------------
Fund                                 Class A             Class B           Class C           Class Y           Total
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Government Securities      6,324,321.305      1,016,364.536    NA                 421,662.809         7,762,348.65
Fund
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Limited Term U.S.         10,269,886.636      1,095,799.423      678,443.648      268,678.795       12,312,808.502
Government Fund
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Short Term Corporate       7,907,316.468        549,495.727       53,540.383      0                  8,510,352.578
Income Fund
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Bond Income Fund          14,986,829.676      9,901,905.636    1,067,967.502      1,298,715.484     27,255,418.298
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Municipal Income Fund     19,569,829.955      2,009,949.929    NA                 NA                21,579,779.884
-------------------------------------------------------------------------------------------------------------------------------
CDC Nvest Massachusetts Tax Free     5,731,364.388        537,161.659    NA                 NA                 6,268,526.047
Income Fund
-------------------------------------------------------------------------------------------------------------------------------

Significant Shareholders

As of June 25, 2001, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Funds:

CDC Nvest Government Securities Fund

-------------------------------------------------------------------------------------------
                     Name and                              Shares           Percentage of
                    Address of                          Beneficially     Outstanding Shares
  Class          Beneficial Owner                          Owned           of Class Owned
-------------------------------------------------------------------------------------------
    B      MPF&S For the Sole Benefit of It's
             Customers                                   69,453.106            6.88%
           Attn: Fund Administration ML #97CH
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------
    Y      New England Mutual Life Insurance
             Company                                     422,063.676            100%
           Separate Investment Accounting
           Attn: Brenda Harmon
           501 Boylston Street - 6th Floor
           Boston, MA  02116-3769
-------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

Significant Shareholders

As of June 25, 2001, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Funds:



CDC Nvest Limited Term U.S. Government Fund

-------------------------------------------------------------------------------------------------
                  Name and                                 Shares                Percentage of
                 Address of                             Beneficially          Outstanding Shares
  Class       Beneficial Owner                             Owned                of Class Owned
-------------------------------------------------------------------------------------------------
    C      Lynspen and Company                           145,137.342                21.50%
           For Reinvestment
           P.O. Box 830804
           Birmingham, AL  35283-0804
-------------------------------------------------------------------------------------------------
           The Bank of New York as Funds                  47,750.666                 7.07%
           Custodian for the City of
           Forsyth, Georgia
           100 Ashford Center North, Suite 520
           Atlanta, GA  30338-4865
-------------------------------------------------------------------------------------------------
    Y      New England Mutual Life Insurance
             Company                                     115,271.943                42.76%
           Separate Investment Accounting
           Attn: Brenda Harmon
           501 Boylston Street - 6th Floor
           Boston, MA  02116-3769
-------------------------------------------------------------------------------------------------
           Chase Manhattan Bank Directed                 110,739.542                41.08%
           Trustee for MetLife Defined
           Contribution Group
           770 Broadway - 10th Floor
           New York, NY  10003-9522
-------------------------------------------------------------------------------------------------
           The New England Life Insurance
             Company                                      43,544.482                16.15%
           c/o Mary Beth Klein
           Insurance Accounting - 6th Floor
           501 Boylston Street
           Boston, MA  02116-3738
-------------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

Significant Shareholders

As of June 25, 2001, the following persons owned of record or beneficially more than 5% of the noted class of shares of the Funds:

CDC Nvest Short Term Corporate Income Fund


-------------------------------------------------------------------------------------------------
                   Name and                                Shares               Percentage of
                  Address of                            Beneficially          Outstanding Shares
  Class        Beneficial Owner                            Owned                of Class Owned
-------------------------------------------------------------------------------------------------
   A       Treasurer County of Lake                       865,867.732               10.86%
           255 North Forbes Street Room 215
           Lakeport, CA 95453

           National Auto Dealers Assocation               686,514.610                8.61%
           8400 Westpark Drive
           McLean, VA 22102-3522

           County of San Benito                           615,979.835                7.73%
           Mary Lou Andrade
           County Treasurer
           440 Fifth Street room 107
           Hollister, CA 95023-3843

           Painewebber for the Benefit of                 572,447.562                7.18%
           The Cato Corporation
           Attn: Stuart Uselton
           P.O. Box 34216
           Charlotte, NC 28234-4216

           Security National Bank & Trust                 400,000.000                5.02%
             Co. of NJ
           Attn:  Treasury Dept.
           100 Macarthur Blvd.
           Mahwah, NJ 07430-2035
-------------------------------------------------------------------------------------------------
   B       MLPF&S For the Sole Benefit                     31,797.231                5.75%
           of Its Consumers
           Attn:  Fund Administration ML #97CH
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------
   C       Salomon Smith Barney Inc.                       31,179.981               57.58%
           Acct #00137337312
           333 West 34th Street - 3rd Floor
           New York, NY 10001-2483

           McDonald Investments Inc.                        9,975.000               18.42%
           FBO Acct #88558538
           4900 Tiederman Road
           Brooklyn, OH 44144-2338

           McDonald Investments Inc.                        5,185.364                9.58%
           FBO Acct #6685101
           800 Superior Ave., Suite 2100
           Cleveland, OH 44114-2601
-------------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

Significant Shareholders

As of June 25, 2001, the following persons owed of record or beneficially more than 5% of the noted class of shares of the Funds:

CDC Nvest Bond Income Fund

-------------------------------------------------------------------------------------------------
                   Name and                                Shares                Percentage of
                  Address of                            Beneficially          Outstanding Shares
  Class        Beneficial Owner                            Owned                of Class Owned
-------------------------------------------------------------------------------------------------
   A       MLPF&S For the Sole Benefit                    836,981.126                5.58%
           of Its Customers
           Attn:  Fund Administration ML #9848
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------
   B       MLPF&S For the Sole Benefit                  1,574,516.629               16.03%
           of Its Customers
           Attn:  Fund Administration ML #97CJ
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------
   C       MLPF&S For the Sole Benefit                    199,672.005               18.64%
           of Its Customers
           Attn:  Fund Administration ML #97UD
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484

           Lynspen & Company                               98,462.731                9.19%
           FBO Atlanta Regional Commission
           P.O. Box 83084
           Birmingham, AL 35283-0804
-------------------------------------------------------------------------------------------------
   Y       Chase Manhattan Bank                           370,851.878               28.55%
           Directed Trustee
           MetLife Defined Contribution Gro
           4 New York Plaza - 2nd Floor
           New York, NY 10004-2413

           MetLife Insurance Company                      357,538.311               27.53%
           Attn: Adrienne Lavis
           2 Montgomery Street - 3rd Floor
           Jersey City, NJ 07302-3802

           MLPF&S For the Sole Benefit                    182,119.155               14.02%
           of Its Customers
           Attn: Fund Administration ML#97FN
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484

           New England Life Insurance Company             164,451.782               12.66%
           c/o Mary Beth Klein
           Insurance Accounting - 6th Floor
           501 Boylston Street
           Boston, MA 02116-3769

           Metropolitan Life Insurance Company            159,312.985               12.27%
           c/o GADC - Gerald Hart - Agency
           Operations NELICO
           501 Boylston Street - 10th Floor
           Boston, MA 02116-3769
-------------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

Significant Shareholders

As of June 25, 2001, the following persons owed of record or beneficially more than 5% of the noted class of shares of the Funds:


CDC Nvest Municipal Income Fund

-------------------------------------------------------------------------------------------------
                   Name and                                Shares                Percentage of
                  Address of                            Beneficially          Outstanding Shares
  Class        Beneficial Owner                            Owned                of Class Owned
-------------------------------------------------------------------------------------------------
   B       MLPF&S For the Sole Benefit                    114,728.531                5.77%
           of Its Customers
           Attn:  Fund Administration ML#97CH
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.

Significant Shareholders

As of June 25, 2001, the following persons owed of record or beneficially more than 5% of the noted class of shares of the Funds:

CDC Nvest Massachusetts Tax Free Income Fund

-------------------------------------------------------------------------------------------------
                   Name and                                Shares                Percentage of
                  Address of                            Beneficially          Outstanding Shares
  Class        Beneficial Owner                            Owned                of Class Owned
-------------------------------------------------------------------------------------------------
   B       MLPF&S For the Sole Benefit                     92,939.689               17.30%
           of Its Customers
           Attn:  Fund Administration ML#97CJ
           4800 Deer Lake Drive East - 2nd Floor
           Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------

As of June 25, 2001, the Trustees and the executive officer of the Trust, as a group and individually, owned less than 1% of each class of the Fund.



                                                                       TF21-0801

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help minimize fund expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a
                                       day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it at hand.

                                       2. Call toll-free 1-800-597-7836 or go
                                       to website: https://vote.proxy-direct.com

                                       3. Enter your 14 digit Control Number
                                       from your Proxy Card.

                                       4. Follow the recorded or on-screen
                                       directions.

                                       5. Do not mail your Proxy Card when you
                                       vote by phone or Internet.


                  Please detach at perforation before mailing.


PROXY CARD                    [FUND NAME DROP INS]                    PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2001


The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund listed above ("the Fund") on September 28, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                       VOTE VIA THE INTERNET:
                                       https://vote.proxy-direct.com
                                       VOTE VIA THE TELEPHONE:  1-800-597-7836
                                       -----------------------------------------
                                       CONTROL NUMBER:
                                       -----------------------------------------

                                       Note: Please sign this proxy exactly as
                                       your name or names appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature of joint owner, if any

                                       -----------------------------------------
                                       Date                         CNP_11778A

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY






In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. Example: [X]



                  Please detach at perforation before mailing.


                                                       FOR  AGAINST  ABSTAIN

2. Approval of a new subadvisory agreement among the   [ ]    [ ]      [ ]   2.
   Trust on behalf of the Fund, CDC IXIS Asset
   Management Advisers, L.P. and Loomis, Sayles &
   Company, L.P.

3. Proposal to amend, reclassify or eliminate the Fund's fundamental policy as described in the proxy statement:

   a. 01 Relating to Diversification                   [ ]    [ ]      [ ]   3a.

   b. 02 Relating to Industry Concentration            [ ]    [ ]      [ ]   3b.

   c. 03 Relating to Short Sales and Margin            [ ]    [ ]      [ ]   3c.
      Purchases

   d. 04 Regarding Borrowing                           [ ]    [ ]      [ ]   3d.

   e. 05 Regarding Loans                               [ ]    [ ]      [ ]   3e.

   f. 06 Prohibiting Purchases and Sales of Real       [ ]    [ ]      [ ]   3f.
      Estate

   g. 07 Prohibiting Purchases and Sales of            [ ]    [ ]      [ ]   3g.
      Commodities

   h. 08 Relating to Issuing Senior Securities         [ ]    [ ]      [ ]   3h.

   i. 09 Prohibiting Acting as an Underwriter          [ ]    [ ]      [ ]   3i.

   j. 10 Regarding the Purchasing and Writing of       [ ]    [ ]      [ ]   3j.
      Options or Warrants

   m. 13 Regarding Pledging                            [ ]    [ ]      [ ]   3m.

   n. 14 Concerning Unseasoned Businesses              [ ]    [ ]      [ ]   3n.

   o. 15 Prohibiting Purchases of Securities if        [ ]    [ ]      [ ]   3o.
      held by the Trust's or Investment Adviser's
      Trustees/Directors and Officers

   p. 16 Relating to Exercising Control or             [ ]    [ ]      [ ]   3p.
      Management

   q. 17 Relating to Joint Trading Accounts            [ ]    [ ]      [ ]   3q.

   r. 18 Relating to Investing in other Investment     [ ]    [ ]      [ ]   3r.
      Companies

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help minimize fund expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a
                                       day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it at hand.

                                       2. Call toll-free 1-800-597-7836 or go
                                       to website: https://vote.proxy-direct.com

                                       3. Enter your 14 digit Control Number
                                       from your Proxy Card.

                                       4. Follow the recorded or on-screen
                                       directions.

                                       5. Do not mail your Proxy Card when you
                                       vote by phone or Internet.


                  Please detach at perforation before mailing.


PROXY CARD                    [FUND NAME DROP INS]                    PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2001


The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund listed above ("the Fund") on September 28, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                       VOTE VIA THE INTERNET:
                                       https://vote.proxy-direct.com
                                       VOTE VIA THE TELEPHONE:  1-800-597-7836
                                       -----------------------------------------
                                       CONTROL NUMBER:
                                       -----------------------------------------

                                       Note: Please sign this proxy exactly as
                                       your name or names appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature of joint owner, if any

                                       -----------------------------------------
                                       Date                         CNP_11778A

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY




In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. Example: [X]


                  Please detach at perforation before mailing.


                                                       FOR  AGAINST  ABSTAIN

1. Approval of a new advisory agreement among CDC      [ ]    [ ]      [ ]   1.
   Nvest Funds Trust I (the "Trust") on behalf of the CDC Nvest Government Securities Fund (the
   "Fund") and CDC IXIS Asset Management Advisers,
   L.P.

2. Approval of a new subadvisory agreement among       [ ]    [ ]      [ ]   2.
   the Trust on behalf of the Fund, CDC IXIS Asset
   Management Advisers, L.P. and Loomis, Sayles &
   Company, L.P.

3. Proposal to amend, reclassify or eliminate the Fund's fundamental policy as described in the proxy statement:

   c. 03 Relating to Short Sales and Margin            [ ]    [ ]      [ ]   3c.
      Purchases

   d. 04 Regarding Borrowing                           [ ]    [ ]      [ ]   3d.

   e. 05 Regarding Loans                               [ ]    [ ]      [ ]   3e.

   g. 07 Prohibiting Purchases and Sales of            [ ]    [ ]      [ ]   3g.
      Commodities

   h. 08 Relating to Issuing Senior Securities         [ ]    [ ]      [ ]   3h.

   i. 09 Prohibiting Acting as an Underwriter          [ ]    [ ]      [ ]   3i.

   j. 10 Regarding the Purchasing and Writing of       [ ]    [ ]      [ ]   3j.
      Options or Warrants

   k. 11 Regarding Investing in U.S. Government        [ ]    [ ]      [ ]   3k.
      Securities

   r. 18 Relating to Investing in other Investment     [ ]    [ ]      [ ]   3r.
      Companies

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                  Please detach at perforation before mailing.

                                       Your Proxy Vote is important!

                                       And now you can Vote your Proxy on the
                                       PHONE or the INTERNET.

                                       It saves Money! Telephone and Internet
                                       voting saves postage costs. Savings
                                       which can help minimize fund expenses.

                                       It saves Time! Telephone and Internet
                                       voting is instantaneous - 24 hours a
                                       day.

                                       It's Easy! Just follow these simple
                                       steps:

                                       1. Read your proxy statement and have it at hand.

                                       2. Call toll-free 1-800-597-7836 or go
                                       to website: https://vote.proxy-direct.com

                                       3. Enter your 14 digit Control Number
                                       from your Proxy Card.

                                       4. Follow the recorded or on-screen
                                       directions.

                                       5. Do not mail your Proxy Card when you
                                       vote by phone or Internet.


                  Please detach at perforation before mailing.


PROXY CARD                    [FUND NAME DROP INS]                    PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2001


The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of the Fund listed above ("the Fund") on September 28, 2001 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

                                       VOTE VIA THE INTERNET:
                                       https://vote.proxy-direct.com
                                       VOTE VIA THE TELEPHONE:  1-800-597-7836
                                       -----------------------------------------
                                       CONTROL NUMBER:
                                       -----------------------------------------

                                       Note: Please sign this proxy exactly as
                                       your name or names appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                                       -----------------------------------------
                                       Signature

                                       -----------------------------------------
                                       Signature of joint owner, if any

                                       -----------------------------------------
                                       Date                         CNP_11778A

            PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY





In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR all proposals. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. Example: [X]


                  Please detach at perforation before mailing.


                                                       FOR  AGAINST  ABSTAIN

2. Approval of a new subadvisory agreement among       [ ]    [ ]      [ ]   2.
   the Trust on behalf of the Fund, CDC IXIS Asset
   Management Advisers, L.P. and Loomis, Sayles &
   Company, L.P.

3 Proposal to amend, reclassify or eliminate the Fund's fundamental policy as described in the proxy statement:

   a. 01 Relating to Diversification                   [ ]    [ ]      [ ]   3a.

   b. 02 Relating to Industry Concentration            [ ]    [ ]      [ ]   3b.

   c. 03 Relating to Short Sales and Margin            [ ]    [ ]      [ ]   3c.
      Purchases

   d. 04 Regarding Borrowing                           [ ]    [ ]      [ ]   3d.

   e. 05 Regarding Loans                               [ ]    [ ]      [ ]   3e.

   f. 06 Prohibiting Purchases and Sales of Real       [ ]    [ ]      [ ]   3f.
      Estate

   g. 07 Prohibiting Purchases and Sales of            [ ]    [ ]      [ ]   3g.
      Commodities

   h. 08 Relating to Issuing Senior Securities         [ ]    [ ]      [ ]   3h.

   j. 10 Regarding the Purchasing and Writing of       [ ]    [ ]      [ ]   3j.
      Options or Warrants

   m. 13 Regarding Pledging                            [ ]    [ ]      [ ]   3m.

   n. 14 Concerning Unseasoned Businesses              [ ]    [ ]      [ ]   3n.

   o. 15 Prohibiting Purchases of Securities if        [ ]    [ ]      [ ]   3o.
      held by the Trust's or Investment Adviser's
      Trustees/Directors and Officers

   p. 16 Relating to Exercising Control or             [ ]    [ ]      [ ]   3p.
      Management

   q. 17 Relating to Joint Trading Account             [ ]    [ ]      [ ]   3q.

   r. 18 Relating to Investing in other Investment     [ ]    [ ]      [ ]   3r.
      Companies

Email will be sent from YourCDCNvestAccount@CDCNvestFunds.com
Subject will be: CDC Nvest Income Funds Shareholder Meeting


Thank you for taking advantage of CDC Nvest Funds E-delivery. This E-mail is notification that proxy materials for the CDC Nvest Income Funds Shareholder Meeting to be held on September 28, 2001 are available at the Web address indicated below.

CDC NVEST TRUST I
CDC NVEST TRUST II
(the "Trusts" and each a "Trust")

CDC NVEST GOVERNMENT SECURITIES FUND
CDC NVEST LIMITED TERM U.S. GOVERNMENT FUND
CDC NVEST SHORT TERM CORPORATE INCOME FUND
CDC NVEST BOND INCOME FUND
CDC NVEST MUNICIPAL INCOME FUND
CDC NVEST MASSACHUSETTS TAX FREE INCOME FUND
(the "Funds" and each a "Fund")

NOTICE OF SPECIAL MEETING
To Be Held on September 28, 2001

A Special Meeting (the "Meeting") of shareholders of the Funds will be held at the offices of CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116, on September 28, 2001 at 2:00 p.m.

At the Meeting, the shareholders of the Funds will be asked to consider and vote on three proposals: 1) To be voted on by the shareholders of CDC Nvest Government Securities Fund and CDC Nvest Limited Term U.S. Government Fund: to approve a new advisory agreement between CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers") and the Trusts on behalf of the Funds for each such Fund; 2) To be voted on separately by the shareholders of each Fund: to approve a new sub-advisory agreement among CDC IXIS Advisers, Loomis, Sayles & Company, L.P. and the Trusts on behalf of the Funds for each such Fund; and 3) To be voted on separately by the shareholders of each Fund: to amend, reclassify or eliminate certain fundamental investment policies and restrictions of each such Fund; and such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has unanimously approved the new advisory agreement with CDC IXIS Advisers, the sub-advisory agreement with Loomis, Sayles & Company, L.P. and the changes to the fundamental policies of the Fund and recommends that you vote FOR the proposals. Please read the accompanying Proxy Statement for a more complete discussion of the proposals.

By order of the Board of Trustees,
John E. Pelletier, Secretary

You can read the proxy materials at the following Web site:
http://www.cdcnvestfunds.com/public/whats_new/proxy_inc_mmfunds.asp
(If your E-mail software supports it, simply click on the link)

You can enter your voting instructions at the following Web site:
https://vote.proxy-direct.com/default.htm
(If your E-mail software supports it, simply click on the link)

To enter the https://vote.proxy-direct.com/default.htm site, you will need the control number(s) below. If you have multiple accounts, you must provide voting instructions for each account separately.

FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

Multiple account listings will be seen as follows:
FUND: Fund Name
ACCOUNT NUMBER: 88888888
CONTROL NUMBER: 04010088888888

There is no charge for you to vote via this service, though you may incur costs associated with electronic access, such as usage charges from Internet access providers and telephone companies.

If you have any questions, please call CDC Nvest Funds at 800-225-5478. Thank you.

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT
                              CDC NVEST FUNDS PROXY
                           Meeting: September 28, 2001

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome! Please enter the control number located beneath the telephone number."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"This is the automated telephone voting site for the CDC Nvest Funds Proxy
To vote as the Board recommends on all proposals, press 1 now.
To vote on each proposal separately, press 0 now."
--------------------------------------------------------------------------------

If the shareholder has pressed 1, he/she will hear:

--------------------------------------------------------------------------------
"You have voted in favor of all proposals as the Board recommends . If this is correct press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If shareholder elects to vote each proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR , press 1. To vote AGAINST , press 9. To ABSTAIN , press 0.
Make your selection now."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 2: To vote FOR , press 1. To vote AGAINST , press 9. To ABSTAIN , press 0.
Make your selection now."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 2, he/she will hear:

Proposal 3:  To vote FOR all Sub-proposals, Press 1
             To vote AGAINST all sub-proposals, Press 9
             To ABSTAIN on all sub-proposals, press 0.

"To vote against or abstain a particular sub-proposal, press 7
If 7 seven is pressed you hear,

--------------------------------------------------------------------------------
"Proposal 3A: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3A, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3B: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3B, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3C: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3C, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3D: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3D, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3E: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3E, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3F: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3F, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3G: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3G, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3H: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3H, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3I: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3I, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3J: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3J, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3K: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3K, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3L: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3L, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3M: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3M, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3N: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3N, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3O: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3O, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3P: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3P, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3Q: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3Q, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 3R: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If the shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been canceled. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to re-vote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

Online Proxy Voting

CDC Nvest Funds has announced important proposals for Income Funds and Money Market Funds that require a shareholder vote.

     o Income funds: Short-Term Corporate Income, Bond Income, Government Securities, Limited Term U.S. Government, Municipal Income and Mass Tax Free Income

     o Money Market funds: Cash Management Trust - Money Market Series, Tax Exempt Money Market Trust

--------------------------------------------------------------------------------
           Income Funds Proxy                    Money Market Funds Proxy

Review our Proxy Q&A or download a PDF    Review our Proxy Q&A or download a PDF
                 file*                                     file*
    of the official proxy language.           of the official proxy language.

        If you're ready to vote                   If you're ready to vote
  Enter our Electronic Proxy Voting         Enter our Electronic Proxy Voting
                Center                                    Center
--------------------------------------------------------------------------------

Important note: If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Remember - Your Vote Counts!

Your vote is extremely important, even if you own only a few fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders, which would increase expenses to the funds. You may receive a reminder call to return your proxy from a proxy solicitation firm.

You can vote on the Internet or by a toll-free call

Please see your proxy card for more information and helpful instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you also have the choice of using the proxy card, telephone or the Internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 and speak with an investor service and marketing representative.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.

For more complete information, including a prospectus, please contact your financial adviser. You may also view a current prospectus online, order literature through our site, or contact an Investor Service & Marketing Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

The mutual funds referred to in this Web site are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

Online Proxy Voting

CDC Nvest Funds Management, L.P. has announced important proposals for Income Funds and Money Market Funds, which requires a shareholder vote. To gain a better understanding of the proposals and help answer your clients' questions, take a look at the proxy Q&A and formal proxy statement for each.

     o Income funds: Short-Term Corporate Income, Bond Income, Government Securities, Limited Term U.S. Government, Municipal Income and Mass Tax Free Income

     o Money Market funds: Cash Management Trust - Money Market Series, Tax Exempt Money Market Trust

--------------------------------------------------------------------------------
        Income Funds Proxy                     Money Market Funds Proxy

Review our Proxy Q&A or download a PDF    Review our Proxy Q&A or download a PDF
                file*                                     file*
   of the official proxy language.           of the official proxy language.
--------------------------------------------------------------------------------

Important note: If your clients own shares in more than one account, they should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

Every Vote Counts!

Your clients' vote is extremely important, even if they only own a few Fund shares. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which may delay the meeting. Your clients may receive a reminder call to return your proxy from D.F. King & Company, a proxy solicitation firm.

Just a reminder:

If your clients do vote electronically, they do not need to mail their proxy card. However, if your clients want to change their vote, this may be done using the proxy card, telephone or Internet.

* To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.


                          For Broker / Dealer Use Only

CDC Nvest Income Funds Proxy

Thank you, your voting instructions have been submitted for processing.

If necessary, you can revisit Internet Voting site anytime before the Meeting Date on Friday, September 28, 2001 at 2:00:00 PM [EST] to submit new voting instructions.

This is the summary of your voting instructions delivered to CDC IXIS. It is not a receipt or vote confirmation. You may print this page for your records.

NOTE: Internet voting for this proxy is currently in testing stage. Your vote has not been actually entered into the APPS/TR system for tabulation.

--------------------------------------------------------------------------------
Instructions submitted on Wednesday, July 25, 2001
Transaction Code: 1456321420-989741879
--------------------------------------------------------------------------------
                           CDC Nvest Bond Income Fund
--------------------------------------------------------------------------------

2.   Approve a new sub-advisory agreement                              Voted For

3a.  Amend the Fund's fundamental policy relating to
     diversification                                                   Voted For

3b.  Amend the Fund's fundamental policy relating to industry
     concentration                                                     Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3f.  Amend the Fund's fundamental policy prohibiting purchases
     and sales of real estate                                          Voted For

3g.  Amend the Fund's fundamental policy prohibiting purchases
     and sales of commodities                                          Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3i.  Amend the Fund's fundamental policy prohibiting acting as an
     underwriter                                                       Voted For

3j.  Reclassify the Fund's fundamental policy regarding options
     and warrants                                                      Voted For

3m.  Eliminate the Fund's fundamental policy regarding pledging        Voted For

3n.  Eliminate the Fund's fundamental policy concerning
     unseasoned businesses                                             Voted For

3o.  Eliminate the Fund's fundamental policy prohibiting
     purchases of securities...                                        Voted For

3p.  Eliminate the Fund's fundamental policy relating to
     exercising control...                                             Voted For

3q.  Eliminate the Fund's fundamental policy relating to joint
     trading accounts                                                  Voted For

3r.  Eliminate the Fund's fundamental policy relating to other
     investment companies                                              Voted For

--------------------------------------------------------------------------------
                      CDC Nvest Government Securities Fund
--------------------------------------------------------------------------------

1.   Approve a new advisory agreement                                  Voted For

2.   Approve a new sub-advisory agreement                              Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3g.  Amend the Fund's fundamental policy prohibiting purchases
     and sales of commodities                                          Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3i.  Amend the Fund's fundamental policy prohibiting acting as
     an underwriter                                                    Voted For

3j.  Reclassify the Fund's fundamental policy regarding options
     and warrants                                                      Voted For

3k.  Reclassify Fund's fundamental policy regarding U.S.
     government securities                                             Voted For

3r.  Eliminate the Fund's fundamental policy relating to other
     investment companies                                              Voted For

--------------------------------------------------------------------------------
                  CDC Nvest Limited Term U.S. Government Fund
--------------------------------------------------------------------------------

1.   Approve a new advisory agreement                                  Voted For

2.   Approve a new sub-advisory agreement                              Voted For

3b.  Amend the Fund's fundamental policy relating to industry
     concentration                                                     Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3f.  Amend Fund's fundamental policy prohibiting purchases and
     sales of real estate                                              Voted For

3g.  Amend the Fund's fundamental policy prohibiting purchases
     and sales of commodities                                          Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3j.  Reclassify the Fund's fundamental policy regarding options
     and warrants                                                      Voted For

3p.  Eliminate the Fund's fundamental policy relating to
     exercising control...                                             Voted For

--------------------------------------------------------------------------------
                  CDC Nvest Massachusetts Tax Free Income Fund
--------------------------------------------------------------------------------

2.   Approve a new sub-advisory agreement                              Voted For

3a.  Amend the Fund's fundamental policy relating to
     diversification                                                   Voted For

3b.  Amend the Fund's fundamental policy relating to industry
     concentration                                                     Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3f.  Amend Fund's fundamental policy prohibiting purchases and
     sales of real estate                                              Voted For

3g.  Amend Fund's fundamental policy prohibiting purchases and
     sales of commodities                                              Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3i.  Amend the Fund's fundamental policy prohibiting acting as an
     underwriter                                                       Voted For

3l.  Reclassify Fund's fundamental policy regarding illiquid
     securities                                                        Voted For

3m.  Eliminate the Fund's fundamental policy regarding pledging        Voted For

3o.  Eliminate the Fund's fundamental policy prohibiting
     purchases of securities...                                        Voted For

3q.  Eliminate the Fund's fundamental policy relating to joint
     trading accounts                                                  Voted For

--------------------------------------------------------------------------------
                         CDC Nvest Municipal Income Fund
--------------------------------------------------------------------------------

2.   Approve a new sub-advisory agreement                              Voted For

3a.  Amend the Fund's fundamental policy relating to
     diversification                                                   Voted For

3b.  Amend the Fund's fundamental policy relating to industry
     concentration                                                     Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3f.  Amend Fund's fundamental policy prohibiting purchases and
     sales of real estate                                              Voted For

3g.  Amend Fund's fundamental policy prohibiting purchases and
     sales of commodities                                              Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3j.  Reclassify the Fund's fundamental policy regarding options
     and warrants                                                      Voted For

3m.  Eliminate the Fund's fundamental policy regarding pledging        Voted For

3n.  Eliminate the Fund's fundamental policy concerning
     unseasoned businesses                                             Voted For

3o.  Eliminate the Fund's fundamental policy prohibiting
     purchases of securities...                                        Voted For

3p.  Eliminate the Fund's fundamental policy relating to
     exercising control...                                             Voted For

3q.  Eliminate the Fund's fundamental policy relating to joint
     trading accounts                                                  Voted For

3r.  Eliminate the Fund's fundamental policy relating to other
     investment companies                                              Voted For

--------------------------------------------------------------------------------
                   CDC Nvest Short Term Corporate Income Fund
--------------------------------------------------------------------------------

2.   Approve a new sub-advisory agreement                              Voted For

3a.  Amend the Fund's fundamental policy relating to
     diversification                                                   Voted For

3b.  Amend the Fund's fundamental policy relating to industry
     concentration                                                     Voted For

3c.  Amend the Fund's fundamental policy relating to short sales
     and margin purchases                                              Voted For

3d.  Amend the Fund's fundamental policy regarding borrowing           Voted For

3e.  Amend the Fund's fundamental policy regarding loans               Voted For

3f.  Amend Fund's fundamental policy prohibiting purchases and
     sales of real estate                                              Voted For

3g.  Amend Fund's fundamental policy prohibiting purchases and
     sales of commodities                                              Voted For

3h.  Amend the Fund's fundamental policy relating to issuing
     senior securities                                                 Voted For

3j.  Reclassify the Fund's fundamental policy regarding options
     and warrants                                                      Voted For

3l.  Reclassify Fund's fundamental policy regarding illiquid
     securities                                                        Voted For

3n.  Eliminate the Fund's fundamental policy concerning
     unseasoned businesses                                             Voted For

3o.  Eliminate the Fund's fundamental policy prohibiting
     purchases of securities...                                        Voted For

3p.  Eliminate the Fund's fundamental policy relating to
     exercising control...                                             Voted For

3q.  Eliminate the Fund's fundamental policy relating to joint
     trading accounts                                                  Voted For

3r.  Eliminate the Fund's fundamental policy relating to other
     investment companies                                              Voted For

CDC Nvest Income Funds Proxy

Below is the list of your holdings. Text next to each holding's name indicates whether you wish to vote as the Board recommends or to submit your individual instructions. To change between board recommended and individual instructions click on the name of the holding, then follow the additional instructions. Unless you click on the name of the holding and the vote of your choice, your vote will automatically be recorded on the proposal as recommended by the Board.

            YOU MUST CLICK VOTE NOW! BUTTON TO COMPLETE YOUR SESSION

                     Please click here for an important note

--------------------------------------------------------------------------------
CDC Nvest Bond Income Fund                      as recommended by the Board
--------------------------------------------------------------------------------
CDC Nvest Government Securities Fund            as recommended by the Board
--------------------------------------------------------------------------------
CDC Nvest Limited Term U.S. Government Fund     as recommended by the Board
--------------------------------------------------------------------------------
CDC Nvest Massachusetts Tax Free Income Fund    as recommended by the Board
--------------------------------------------------------------------------------
CDC Nvest Municipal Income Fund                 as recommended by the Board
--------------------------------------------------------------------------------
CDC Nvest Short Term Corporate Income Fund      as recommended by the Board
--------------------------------------------------------------------------------

CDC Nvest Income Funds Proxy


Shareholder:    John P. Sample
                ALAMO Direct Mail Services, Inc.
                23-10 Square Circle Lane
                Someoldtown, TS 12345-6789

Account:        ALAMO-TST01 / 778-XXXX-XXXX-420


Previous vote:  None - Testing APPS/TR Setup


                           CDC Nvest Bond Income Fund

2.   Approval of a new sub-advisory agreement among          [X] For [_] Against [_] Abstain
     CDC Nvest Funds Trust I ("the Trust") on behalf
     of the Fund, CDC IXIS Asset Management Advisers,
     L.P. and Loomis, Sayles & Company, L.P.

3a.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     relating to diversification.

3b.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     relating to industry concentration.

3c.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     relating to short sales and margin purchases.

3d.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     regarding borrowing.

3e.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     regarding loans.

3f.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     prohibiting purchases and sales of real estate.

3g.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     prohibiting purchases and sales of commodities.

3h.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     relating to issuing senior securities.

3i.  Proposal to amend the Fund's fundamental policy        [X] For [_] Against [_] Abstain
     prohibiting acting as an underwriter.

3j.  Proposal to reclassify the Fund's fundamental          [X] For [_] Against [_] Abstain
     policy regarding the purchasing and writing of
     options or warrants.

3m.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy regarding pledging.

3n.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy concerning unseasoned businesses.

3o.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy prohibiting purchases of securities if
     held by the Trust's or investment adviser's
     trustees/directors and officers.

3p.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy relating to exercising control or
     management.

3q.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy relating to joint trading accounts.

3r.  Proposal to eliminate the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy relating to investing in other investment
     companies.


Answers have been marked according to the Board's recommendation. Please change responses as appropriate before submission.

CDC Nvest Income Funds Proxy

Shareholder:    John P. Sample:
                ALAMO Direct Mail Services, Inc.
                23-10 Square Circle Lane
                Someoldtown, TS 12345-6789

Account:        ALAMO-TST01 / 778-XXXX-XXXX-123

Previous vote:  None - Testing APPS/TR Setup


                      CDC Nvest Government Securities Fund

1.   Approval of a new advisory agreement among CDC          [X] For [_] Against [_] Abstain
     Nvest Funds Trust I ("the Trust") on behalf of
     the CDC Nvest Government Securities Fund and CDC
     IXIS Asset Management Advisers, L.P.

2.   Approval of a new sub-advisory agreement among          [X] For [_] Against [_] Abstain
     the Trust on behalf of the Fund, CDC IXIS Asset
     Management Advisers, L.P. and Loomis, Sayles &
     Company, L.P.

3c.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to short sales and margin purchases.

3d. Proposal to amend the Fund's fundamental policy regarding borrowing.

3e.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     regarding loans.

3g.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     prohibiting purchases and sales of commodities.

3h.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to issuing senior securities.

3i.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     prohibiting acting as an underwriter.

3j.  Proposal to reclassify the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy regarding the purchasing and writing of
     options or warrants.

3k.  Proposal to reclassify the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy regarding investing in U. S. government
     securities.

3r.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy relating to investing in other investment
     companies.



Answers have been marked according to the Board's recommendation. Please change responses as appropriate before submission.

CDC Nvest Income Funds Proxy

Shareholder:    John P. Sample:
                ALAMO Direct Mail Services, Inc.
                23-10 Square Circle Lane
                Someoldtown, TS 12345-6789

Account:        ALAMO-TST01 / 778-XXXX-XXXX-123
Previous vote:  None - Testing APPS/TR Setup


                         CDC Nvest Municipal Income Fund


2.   Approval of a new sub-advisory agreement among          [X] For [_] Against [_] Abstain
     CDC Nvest Funds Trust I ("the Trust") on behalf
     of the Fund, CDC IXIS Asset Management Advisers,
     L.P. and Loomis, Sayles & Company, L.P.

3a.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to diversification.

3b.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to industry concentration.

3c.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to short sales and margin purchases.

3d.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     regarding borrowing.

3e.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     regarding loans.

3f.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     prohibiting purchases and sales of real estate.

3g.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     prohibiting purchases and sales of commodities.

3h.  Proposal to amend the Fund's fundamental policy         [X] For [_] Against [_] Abstain
     relating to issuing senior securities.

3j.  Proposal to reclassify the Fund's fundamental           [X] For [_] Against [_] Abstain
     policy regarding the purchasing and writing of
     options or warrants.

3m.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy regarding pledging.

3n.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy concerning unseasoned businesses.

3o.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy prohibiting purchases of securities if
     held by the Trust's or investment adviser's
     trustees/directors and officers.

3p.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy relating to exercising control or
     management.

3q.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy relating to joint trading accounts.

3r.  Proposal to eliminate the Fund's fundamental            [X] For [_] Against [_] Abstain
     policy relating to investing in other investment
     companies.

Answers have been marked according to the Board's recommendation. Please change responses as appropriate before submission.